EXECUTION COPY ______________________________________________________________________________ AMENDED AND RESTATED FIVE YEAR CREDIT AGREEMENT Dated as of November 4, 2022 Among COLGATE-PALMOLIVE COMPANY as Borrower THE BANKS NAMED HEREIN as Banks BANK OF AMERICA, N.A. BNP PARIBAS HSBC BANK USA, NATIONAL ASSOCIATION JPMORGAN CHASE BANK, N.A. U.S. BANK NATIONAL ASSOCIATION and WELLS FARGO BANK, NATIONAL ASSOCIATION as Co-Syndication Agents CITIBANK, N.A. as Administrative Agent and CITIBANK, N.A. as Arranger ______________________________________________________________________________

2 TABLE OF CONTENTS Section Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS SECTION 1.01. Certain Defined Terms ......................................................................................... 5 SECTION 1.02. Computation of Time Periods ............................................................................ 23 SECTION 1.03. Accounting Terms .............................................................................................. 23 SECTION 1.04. Divisions ............................................................................................................ 23 SECTION 1.05. Rates ................................................................................................................... 23 ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES SECTION 2.01. The Revolving Credit Advances ........................................................................ 24 SECTION 2.02. Making the Revolving Credit Advances ............................................................ 24 SECTION 2.03. Facility Fees ....................................................................................................... 27 SECTION 2.04. Termination or Reduction of the Commitments ................................................ 27 SECTION 2.05. Repayment of Advances .................................................................................... 28 SECTION 2.06. Interest on Revolving Credit Advances and Swing Line Advances .................. 28 SECTION 2.07. Additional Interest on Term Rate Advances ...................................................... 29 SECTION 2.08. Interest Rate Determination ............................................................................... 29 SECTION 2.09. Prepayments of Advances .................................................................................. 30 SECTION 2.10. Increased Costs, Etc. .......................................................................................... 31 SECTION 2.11. Payments and Computations .............................................................................. 32 SECTION 2.12. Taxes .................................................................................................................. 34 SECTION 2.13. Sharing of Payments, Etc. .................................................................................. 37 SECTION 2.14. Increase in the Aggregate Revolving Credit Commitments .............................. 38 SECTION 2.15. Extension of Termination Date .......................................................................... 40 SECTION 2.16. Evidence of Debt ................................................................................................ 42 SECTION 2.17. Defaulting Lenders ............................................................................................. 43 SECTION 2.18. Replacement of Lenders ..................................................................................... 44 SECTION 2.19. Benchmark Replacement Setting ....................................................................... 45 SECTION 2.20. Swing Line Advances ........................................................................................ 49 ARTICLE III CONDITIONS OF LENDING SECTION 3.01. Precedent to Effectiveness of Sections 2.01 and 2.20........................................ 51 SECTION 3.02. Conditions Precedent to Each Borrowing, Commitment Increase and Extension Date .................................................................................................................. 52 SECTION 3.03. Determinations Under Section 3.01 ................................................................... 53 ARTICLE IV REPRESENTATIONS AND WARRANTIES

3 SECTION 4.01. Representations and Warranties of the Borrower .............................................. 53 ARTICLE V COVENANTS OF THE BORROWER SECTION 5.01. Affirmative Covenants ....................................................................................... 56 SECTION 5.02. Negative Covenants ........................................................................................... 58 ARTICLE VI EVENTS OF DEFAULT SECTION 6.01. Events of Default ............................................................................................... 61 ARTICLE VII THE ADMINISTRATIVE AGENT SECTION 7.01. Appointment and Authority ............................................................................... 63 SECTION 7.02. Rights as a Lender .............................................................................................. 63 SECTION 7.03. Exculpatory Provisions ...................................................................................... 63 SECTION 7.04. Reliance by Administrative Agent ..................................................................... 64 SECTION 7.05. Indemnification .................................................................................................. 65 SECTION 7.06. Delegation of Duties .......................................................................................... 65 SECTION 7.07. Resignation of Administrative Agent ................................................................ 65 SECTION 7.08. Non-Reliance on Administrative Agent and Other Lenders .............................. 66 SECTION 7.09. No Other Duties, etc........................................................................................... 67 SECTION 7.10. Certain ERISA Matters ...................................................................................... 67 SECTION 7.11. Erroneous Payments ........................................................................................... 68 ARTICLE VIII MISCELLANEOUS SECTION 8.01. Amendments, Etc. .............................................................................................. 71 SECTION 8.02. Notices, Etc. ....................................................................................................... 72 SECTION 8.03. No Waiver; Remedies ........................................................................................ 74 SECTION 8.04. Costs, Expenses, Etc. ......................................................................................... 74 SECTION 8.05. Right of Set-off .................................................................................................. 75 SECTION 8.06. Binding Effect; Assignment by Borrower ......................................................... 75 SECTION 8.07. Assignments and Participations ......................................................................... 77 SECTION 8.08. Change of Control .............................................................................................. 81 SECTION 8.09. Mitigation of Adverse Circumstances ............................................................... 82 SECTION 8.10. Governing Law .................................................................................................. 82 SECTION 8.11. Execution in Counterparts .................................................................................. 82 SECTION 8.12. Jurisdiction, Etc. ................................................................................................. 82 SECTION 8.13. Treatment of Certain Information; Confidentiality ............................................ 83 SECTION 8.14. Patriot Act Notification ...................................................................................... 84 SECTION 8.15. No Fiduciary Duties ........................................................................................... 84 SECTION 8.16. Judgment ............................................................................................................ 84

4 SECTION 8.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions......................................................................................................................... 85 SECTION 8.18. Waiver of Jury Trial ........................................................................................... 86 Schedule I – Revolving Credit Commitments and Swing Line Commitments Schedule 4.01(f) - Disclosed Litigation Exhibit A - Form of Note Exhibit B - Notice of Borrowing Exhibit C - Assignment and Assumption Exhibit D - Form of Guaranty Exhibit E - Form of Assumption Agreement Exhibit F-1 Form of U.S. Tax Compliance Certificate Exhibit F-2 Form of U.S. Tax Compliance Certificate Exhibit F-3 Form of U.S. Tax Compliance Certificate Exhibit F-4 Form of U.S. Tax Compliance Certificate

5 AMENDED AND RESTATED FIVE YEAR CREDIT AGREEMENT Dated as of November 4, 2022 COLGATE-PALMOLIVE COMPANY, a Delaware corporation (the “Borrower”), the banks and other financial institutions (the “Banks”) listed on the signature pages hereof, Citibank, N.A. (“Citibank”), as arranger, Bank of America, N.A., BNP Paribas, HSBC Bank USA, National Association, JPMorgan Chase Bank, N.A., U.S. Bank National Association and Wells Fargo Bank, National Association, as co-syndication agents, and Citibank, as administrative agent (the “Administrative Agent”) for the Lenders (as hereinafter defined), agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) 0.10%; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent’s Account” means (a) in the case of Advances denominated in Dollars, the account of the Administrative Agent, maintained by the Administrative Agent at Citibank, N.A. with its office at Building Ops II, One Penns Way, New Castle, Delaware 19720, account no. 36852248, Attention: Bank Loan Syndications, (b) in the case of Advances denominated in Euro, the account of the Administrative Agent designated in writing from time to time by the Administrative Agent to the Borrower and the Lenders for such purpose and (c) in any such case, such other account of the Administrative Agent as is designated in writing from time to time by the Administrative Agent to the Borrower and the Lenders for such purpose. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent and completed by Lenders specifying their Applicable Lending Office, among other information. “Advance” means a Revolving Credit Advance or a Swing Line Advance. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person.

6 “Anniversary Date” means November 4, 2023 and November 4 in each succeeding calendar year occurring during the term of this Agreement. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery, money laundering or corruption. “Applicable Lending Office” means, with respect to each Lender, such Lender’s lending office specified as its “Lending Office” in its Administrative Questionnaire delivered to the Administrative Agent or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent. It is acknowledged and agreed that any Lender may have one or more Applicable Lending Offices with respect to Advances of any Type made or to be made to the Borrower. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee, and accepted by the Borrower and the Administrative Agent, in substantially the form of Exhibit C hereto. “Assuming Lender” has the meaning specified in Section 2.14(d). “Assumption Agreement” has the meaning specified in Section 2.14(d)(ii). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule; and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank” means any one of the Banks. “Base Rate” means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:

7 (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank’s base rate; (b) ½ of one percent per annum above the Federal Funds Rate; and (c) Adjusted Term SOFR for a one-month tenor in effect on such day plus 1.00%. “Base Rate Advance” means a Revolving Credit Advance denominated in Dollars which bears interest as provided in Section 2.06(a). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Borrower” has the meaning specified in the preamble. “Borrowing” means a Revolving Credit Borrowing or a Swing Line Borrowing. “Borrowing Minimum” means, in respect of Advances denominated in Dollars, $10,000,000 and, in respect of Advances denominated in Euro, €10,000,000. “Borrowing Multiple” means, in respect of Advances denominated in Dollars, $1,000,000 and, in respect of Advances denominated in Euro, €1,000,000. “Borrowing Subsidiary” has the meaning specified in Section 8.06(b). “Business Day” means a day of the year on which banks are not required or authorized to close in New York City and, for any Advances denominated in Euro, on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (“TARGET”) System is open. “Change of Control” has the meaning specified in Section 8.08(b). “Closing Date” has the meaning specified in Section 3.01. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “Commitments” means the Revolving Credit Commitments and the Swing Line Commitments. “Commitment Date” has the meaning specified in Section 2.14(b). “Commitment Increase” has the meaning specified in Section 2.14(a). “Conforming Changes” means, with respect to any Benchmark Replacement and Adjusted Term SOFR, any technical, administrative or operational changes (including

8 changes to the definition of “Adjusted Term SOFR,” the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the definition of “Term SOFR,” the definition of “U.S. Government Securities Business Day,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, the formula for calculating any successor rates identified pursuant to the definition of “Benchmark Replacement”, the formula, methodology or convention for applying the successor Floor to the successor Benchmark Replacement and other technical, administrative or operational matters) that the Administrative Agent reasonably determines following consultation with Borrower may be appropriate to reflect the adoption and implementation of such Benchmark Replacement or Adjusted Term SOFR and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably determines following consultation with Borrower that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent reasonably determines that no market practice for the administration of such Benchmark Replacement or Adjusted Term SOFR exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consenting Lender” has the meaning specified in Section 2.15(b). “Consolidated Net Tangible Assets” means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all current liabilities and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles of the Borrower and its consolidated subsidiaries, all as set forth on the most recent balance sheet of the Borrower and its consolidated subsidiaries prepared in accordance with generally accepted accounting principles. “Consolidated Subsidiary” means at any date any Subsidiary or other entity the accounts of which would, in accordance with generally accepted accounting principles, be included with those of the Borrower in its consolidated financial statements as of such date. “date hereof” means November 4, 2022. “Debt” means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services (other than accounts payable in the ordinary course of business), (iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations

9 (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above. “Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both. “Defaulting Lender” means at any time, subject to Section 2.17(d), (i) any Lender that has failed for two or more Business Days to comply with its obligations under this Agreement to make an Advance, fund any portion of its participations in Swing Line Advances or make any other payment due hereunder (each, a “funding obligation”), unless such Lender has notified the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding has not been satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing), (ii) any Lender that has notified the Administrative Agent or the Borrower in writing, or has stated publicly, that it does not intend to comply with its funding obligations hereunder, unless such writing or statement states that such position is based on such Lender’s determination that one or more conditions precedent to funding has not been satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing or public statement), (iii) any Lender that has notified, or whose Parent Company has notified, the Administrative Agent or the Borrower in writing, or has stated publicly, that it does not intend to comply with its funding obligations under loan agreements or credit agreements generally, (iv) any Lender that has, for two or more Business Days after written request of the Administrative Agent or the Borrower, failed to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (iv) upon the Administrative Agent’s and the Borrower’s receipt of such written confirmation), or (v) any Lender with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Lender or its Parent Company; provided that a Lender Insolvency Event shall not be deemed to occur with respect to a Lender or its Parent Company solely as a result of the acquisition or maintenance of an ownership interest in such Lender or Parent Company by a governmental authority or instrumentality thereof where such action does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such governmental authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent (or if the Administrative Agent is subject of any events described in clause (v) of the immediately preceding sentence, by the Borrower or the Required Lenders) that a Lender is a Defaulting Lender under any of clauses (i) through (v) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 2.17(d)) upon notification of such determination by the Administrative Agent (or the Required Lenders or the Borrower, as the case may be) to the Borrower and the Lenders.

10 “Disclosed Litigation” has the meaning specified in Section 4.01(f). “Dollars” and the “$” sign each means lawful currency of the United States of America. “Domestic Subsidiary” means any Subsidiary a majority of the business of which is conducted within the United States of America, or a majority of the properties and assets of which are located within the United States of America, except (i) any Subsidiary substantially all of the assets of which consist of the securities of Subsidiaries which are not Domestic Subsidiaries, (ii) any Subsidiary which is an FSC as defined in Section 922 of the Code and (iii) any Subsidiary for any period during which an election under Section 936 of the Code applies to such Subsidiary. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Environmental Action” means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law or Hazardous Materials or arising from alleged injury or threat of injury to the environment including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief. “Environmental Law” means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial or agency interpretation, policy or guidance relating to the environment or Hazardous Materials and applicable to the Borrower or its Subsidiaries or any property owned or operated by the Borrower or its Subsidiaries under the laws of the jurisdiction where the Borrower or such Subsidiary or property is located. “Equivalent” in Dollars of Euro on any date means the equivalent in Dollars of Euro determined by using the quoted spot rate at which the Administrative Agent’s

11 principal office in London offers to exchange Dollars for Euro in London at approximately 4:00 P.M. (London time) (unless otherwise indicated by the terms of this Agreement) on such date as is required pursuant to the terms of this Agreement, and the “Equivalent” in Euro of Dollars means the equivalent in Euro of Dollars determined by using the quoted spot rate at which the Administrative Agent’s principal office in London offers to exchange Euro for Dollars in London at approximately 4:00 P.M. (London time) (unless otherwise indicated by the terms of this Agreement) on such date as is required pursuant to the terms of this Agreement. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” means any Person (other than a government or any political subdivision or agency thereof) that for purposes of Title IV of ERISA is a member of the Borrower’s controlled group, or under common control with the Borrower, within the meaning of Section 414 of the Code. “ERISA Event” means (a) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of the Borrower or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by the Borrower or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the imposition of a lien on the assets of the Borrower pursuant to Section 303(k) of ERISA with respect to a Plan; or (f) a determination that any Plan is in “at risk” status (within the meaning of Section 303 of ERISA) (g) the institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that would reasonably be expected to constitute grounds for the termination of, or the appointment of a trustee to administer, a Plan. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “EURIBO Rate” means, for each Interest Period for each Term Rate Advance comprising part of the same Borrowing denominated in Euro, the euro interbank offered rate administered by the European Money Markets Institute (or any other Person which takes over the administration of that rate) for such Interest Period displayed (before any correction, recalculation or republication by the administrator) on the applicable Bloomberg screen (or any successor to or substitute for Bloomberg, providing rate quotations comparable to those currently provided by Bloomberg, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest

12 rates for the offering of deposits in Euro) as of 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided that, if the EURIBO Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. “EURIBO Rate Reserve Percentage” of any Lender for the Interest Period for any Term Rate Advance denominated in Euro means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period. “Euro” and the “€” sign each means the single currency unit of the member States of the European Union that adopt or have adopted the Euro as their lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time. “Events of Default” has the meaning specified in Section 6.01. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in such Advance or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.18) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.12, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.12(f) and (d) any withholding Taxes imposed under FATCA. “Existing Credit Agreement” means the $3,000,000,000 Five Year Credit Agreement, dated as of August 20, 2021, among the Borrower, the banks named therein

13 and Citibank, N.A., as Administrative Agent, as amended, supplemented or otherwise modified. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements entered into pursuant thereto, and any similar law, rule or regulation promulgated by any other federal, state, local or foreign governmental authority or regulatory body (and any similar agreements entered into pursuant thereto). “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided, that if the Federal Funds Rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Foreign Lender” means a Lender that is not a U.S. Person. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Guaranty” has the meaning specified in Section 8.06(b). “Hazardous Materials” means petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, radon gas and any other chemicals, materials or substances designated, classified or regulated as being “hazardous” or “toxic,” or words of similar import, under any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or agency interpretation, policy or guidance and applicable to the Borrower or its Subsidiaries or any property owned or operated by the Borrower or its Subsidiaries under the laws of the jurisdiction where the Borrower or such Subsidiary or property is located. “Increase Date” has the meaning specified in Section 2.14(a). “Increasing Lender” has the meaning specified in Section 2.14(b). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any Borrowing Subsidiary hereunder or under any Note and (b) to the extent not otherwise described in (a), Other Taxes.

14 “Insufficiency” means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA. “Interest Period” means, for each Term Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Term Rate Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period for any Term Rate Advance shall be 1, 3 or 6 months and, for any Term Rate Advance denominated in Euro subject to clause (iii) of this definition, 12 months as the Borrower may select by notice received by the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period; provided, however, that: (i) the Borrower may not select any Interest Period which ends after the Termination Date; (ii) Interest Periods commencing on the same date for Term Rate Advances comprising part of the same Borrowing shall be of the same duration; (iii) in the case of any Term Rate Advance denominated in Euro, the Borrower shall not be entitled to select an Interest Period having duration of 12 months unless, by 2:00 P.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, each Lender notifies the Administrative Agent that such Lender will be providing funding for such Advance with such Interest Period (the failure of any Lender to so respond by such time being deemed for all purposes of this Agreement as an objection by such Lender to the requested duration of such Interest Period); provided that, if any of the Lenders object to the requested duration of such Interest Period, the duration of the Interest Period for such Advance shall be 1, 3 or 6 months, as specified by the Borrower in the applicable Notice of Borrowing as the desired alternative to an Interest Period of 12 months; (iv) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, in the case of any Interest Period for a Term Rate Advance, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and (v) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month. “Lender Insolvency Event” means that (a) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing

15 its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (b) such Lender or its Parent Company is the subject of a Bail- In Action or a bankruptcy, insolvency, liquidation or similar proceeding or reorganization, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment. “Lenders” means the Banks listed on the signature pages hereof, each Swing Line Lender and each assignee that shall become a party hereto pursuant to Section 8.07. “Lien” means any mortgage, lien, pledge, security interest, encumbrance or charge of any kind, any conditional sale or other title retention agreement or any lease in the nature thereof, provided that the term “Lien” shall not include any lease involved in a Sale and Leaseback Transaction. “Major Domestic Manufacturing Property” means any Principal Domestic Manufacturing Property the net depreciated book value of which on the date as of which the determination is made exceeds 3% of Consolidated Net Tangible Assets. “Material Adverse Change” means any material adverse change in the business, financial condition or results of operations of the Borrower and its Consolidated Subsidiaries taken as a whole. “Material Adverse Effect” means a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement, the Notes or any Guaranty. “Moody’s” means Moody’s Investors Service, Inc. or any successor to its business of rating long-term debt. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Borrower or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding three plan years made or accrued an obligation to make contributions. “Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any of its ERISA Affiliates and at least one Person other than the Borrower and its ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any of its ERISA Affiliates could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated. “Non-Consenting Lender” has the meaning specified in Section 2.15(b). “Non-Defaulting Lender” means each Lender that is not a Defaulting Lender. “Note” means a promissory note of the Borrower payable to any Lender, delivered pursuant to a request made under Section 2.16 in substantially the form of

16 Exhibit A hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Advances made by such Lender. “Notice of Borrowing” has the meaning specified in Section 2.02(a). “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement or any Note, or sold or assigned an interest in any Advance). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.18). “Overnight Rate” means, for each Swing Line Advance, the rate per annum determined as of the date such Swing Line Advance is made equal to the Euro Short Term Rate (“€STR”) as administered by European Central Bank (or any other person which takes over the administration of that rate, the “€STR Administrator”) displayed on the European Central Bank’s website, currently at http://www.ecb.europa.eu, or any successor source for €STR identified as such by the €STR Administrator from time to time on the Business Day preceding the date of determination; provided, that if the Overnight Rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement. If by 5:00 pm (local time for the €STR Administrator) on the second (2nd) Business Day immediately following any day (the “€STR Determination Date”) in respect of such €STR Determination Date has not been published on the €STR Administrator’s Website and a Benchmark Replacement Date with respect to €STR has not occurred, then €STR for such €STR Determination Date will be €STR as published in respect of the first preceding Business Day for which €STR was published on the €STR Administrator’s Website; provided that €STR determined pursuant to this sentence shall be utilized for purposes of calculation of €STR for no more than three (3) consecutive days. “Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, or if such Lender does not have a bank holding company, then any corporation, association, partnership or other business entity owning, beneficially or of record, directly or indirectly, a majority of the shares (or equivalent evidence of beneficial and economic ownership) of such Lender. “Participant Register” has the meaning specified in section 8.07(g).

17 “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto. “Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof. “Plan” means a Single Employer Plan or a Multiple Employer Plan. “Principal Domestic Manufacturing Property” means any building, structure or facility (including the land on which it is located and the improvements and fixtures constituting a part thereof) used primarily for manufacturing or processing which is owned or leased by the Borrower or any of its Subsidiaries, is located in the United States of America and the net depreciated book value of which on the date as of which the determination is made exceeds 1% of Consolidated Net Tangible Assets, except any such building, structure or facility which the Board of Directors of the Borrower by resolution declares is not of material importance to the total business conducted by the Borrower and its Subsidiaries as an entirety. “Principal Domestic Subsidiary” means (i) each Subsidiary which owns or leases a Principal Domestic Manufacturing Property, (ii) each Domestic Subsidiary the consolidated net worth of which exceeds 3% of Consolidated Net Tangible Assets (as set forth in the most recent financial statements referred to in Section 4.01(e) or delivered pursuant to Section 5.01(e)(i) or (ii)), and (iii) each Domestic Subsidiary of each Subsidiary referred to in the foregoing clause (i) or (ii) except any such Subsidiary the accounts receivable and inventories of which have an aggregate net book value of less than $5,000,000. “Protesting Lender” has the meaning specified in Section 8.06(b). “Recipient” means (a) the Administrative Agent or (b) any Lender, as applicable. “Register” has the meaning specified in Section 8.07(c). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Required Lenders” means at any time Lenders holding more than 50% of the then aggregate unpaid principal amount of the Advances held by Lenders (with the aggregate amount of each Lender’s risk participation and funded participation in Swing Line Advances being deemed “held” by such Lender for purposes of this definition), or, if no such principal amount is then outstanding, Lenders having more than 50% of the

18 Commitments; provided that the Advances and Commitments of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Restricted Property” means and includes (i) all Principal Domestic Manufacturing Properties, (ii) all Securities issued by all Principal Domestic Subsidiaries, and (iii) all inventories and accounts receivable of the Borrower and its Principal Domestic Subsidiaries. “Revolving Credit Advance” means an advance by a Lender to the Borrower as part of a Borrowing and refers to a Base Rate Advance or a Term Rate Advance, each of which shall be a “Type” of Advance. “Revolving Credit Borrowing” means a Borrowing consisting of simultaneous Revolving Credit Advances of the same Type made by each of the Lenders pursuant to Section 2.01. “Revolving Credit Commitment” means, with respect to each Lender, the amount set forth opposite such Lender’s name on Schedule I hereof and identified as its “Revolving Credit Commitment” or, if such Lender has entered into any Assignment and Assumption, the amount set forth as the “Revolving Credit Commitment” for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c), as such amount may be reduced pursuant to Section 2.04 or increased pursuant to Section 2.14. “S&P” means S&P Global Ratings, or any successor to its business of rating long- term debt. “Sale and Leaseback Transaction” means any arrangement directly or indirectly providing for the leasing by the Borrower or any Principal Domestic Subsidiary for a period in excess of three years of any Principal Domestic Manufacturing Property which was sold or transferred by the Borrower or any Principal Domestic Subsidiary more than 120 days after the acquisition thereof or the completion of construction thereof, except any such arrangement solely between the Borrower and a Principal Domestic Subsidiary or solely between Principal Domestic Subsidiaries. “Sanctioned Country” means, at any time, a country, territory or region which is itself the subject or target of any Sanctions. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions- related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country in violation of applicable Sanctions, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b), or (d) any Person otherwise specifically identified as the subject of any Sanctions.

19 “Sanctions” means, with respect to any Person, economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, Canada or His Majesty’s Treasury of the United Kingdom, to the extent applicable to such Person. “SEC Reports” means (i) the Annual Report of the Borrower on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission, (ii) the Borrower’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 filed with the Securities and Exchange Commission, and (iii) the Borrower’s current Reports on Form 8-K filed with the Securities and Exchange Commission prior to the date hereof. “Securities” of any corporation means and includes (i) all capital stock of all classes of and all other equity interests in such corporation and all rights, options or warrants to acquire the same, and (ii) all promissory notes, debentures, bonds and other evidences of Debt of such corporation. “Senior Funded Debt” of any Person means, as of the date of determination thereof, all Debt of such Person which (i) matures by its terms more than one year after the date as of which such determination is made (including any such Debt which is renewable or extendable, or in effect renewable or extendable through the operation of a revolving credit agreement or other similar agreement, at the option of such Person for a period or periods ending more than one year after the date as of which such determination is made), and (ii) is not, by the terms of any instrument or instruments evidencing or securing such Debt or pursuant to which such Debt is outstanding, expressly subordinated in right of payment to any other Debt of such Person. “Significant Subsidiary” means a Subsidiary of the Borrower that is a “significant subsidiary” as defined in Rule 1.02(w) of Regulation S-X of the Securities and Exchange Commission, determined based upon the Borrower’s most recent consolidated financial statements for the most recently completed fiscal year as set forth in the Borrower’s Annual Report on Form 10-K (or 10-K-A) filed with the Securities and Exchange Commission. “Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any of its ERISA Affiliates and no Person other than the Borrower and its ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

20 “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Subsidiary” means any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries. “Swing Line Advances” means Advances denominated in Euro made by any Swing Line Lender pursuant to Section 2.20(a). “Swing Line Borrowing” means a Borrowing consisting of simultaneous Swing Line Advances made by each of the Swing Line Lenders pursuant to Section 2.20. “Swing Line Commitment” means, with respect to each Swing Line Lender, its obligation to make Swing Line Advances in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Swing Line Lender’s name on Schedule I hereto and identified as its “Swing Line Commitment” or, if such Swing Line Lender has entered into any Assignment and Assumption, the amount set forth as the “Swing Line Commitment” for such Swing Line Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c), as such amount may be reduced pursuant to Section 2.04. “Swing Line Lenders” means, collectively, Citibank, N.A. and each Person that shall become a Swing Line Lender pursuant to Section 7.07 or Section 8.07 and, as to any Swing Line Lender, the term “Swing Line Lender” includes any of its branches or Affiliates designated as such by such Swing Line Lender. “Swing Line Sublimit” means an amount equal to €350,000,000. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any governmental authority, including any interest, additions to tax or penalties applicable thereto. “Term Rate” means, for any Interest Period (a) for each Term Rate Advance constituting part of the same Revolving Credit Borrowing denominated in Dollars, Adjusted Term SOFR; and (b) for each Term Rate Advance constituting part of the same Revolving Credit Borrowing denominated in Euro, the EURIBO Rate. “Term Rate Advance” means a Revolving Credit Advance denominated in Dollars or Euro that bears interest by reference to the applicable Term Rate as provided in Section 2.06(b). “Term SOFR” means,

21 (a) for any calculation with respect to a Revolving Credit Advance (other than a Base Rate Advance), the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Advance on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR Term SOFR Determination Day. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means the earlier of (a) November 4, 2027, subject to the extension thereof pursuant to Section 2.15, and (b) the date of termination in whole of the Commitments pursuant to Section 2.04 or 6.01; provided, however, that the Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.15 shall be the Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement. “Type” has the meaning specified in the definition of “Revolving Credit Advance”.

22 “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unused Commitment” means, with respect to any Lender at any time, (a) such Lender’s Commitment at such time, less (b) the sum of (based in respect of any Advances denominated in Euro by reference to the Equivalent thereof in Dollars determined at such time): (i) the aggregate principal amount of all Revolving Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time; and (ii) the product of (A) a fraction the numerator of which is the amount of such Lender’s Commitment at such time minus the aggregate principal amount of the Revolving Credit Advances held by such Lender at such time and the denominator of which is the aggregate Commitments of all Lenders at such time minus the aggregate principal amount of the Revolving Credit Advances made by the Lenders and outstanding at such time and (B) the aggregate principal amount of all Swing Line Advances outstanding at such time. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning specified in Section 2.12(f). “Withdrawal Liability” shall have the meaning given such term under Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” means the Borrower, any Borrowing Subsidiary and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU

23 Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”. SECTION 1.03. Accounting Terms. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with generally accepted accounting principles, as in effect from time to time. SECTION 1.04. Divisions. For all purposes under this Agreement, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. SECTION 1.05. Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, €STR, the EURIBO Rate, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the €STR, the EURIBO Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, €STR, the EURIBO Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, €STR, the EURIBO Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and

24 whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES SECTION 2.01. The Revolving Credit Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Credit Advances in Dollars and/or Euro to the Borrower or Borrowing Subsidiary from time to time on any Business Day during the period from the date hereof until the Termination Date applicable to such Lender in an aggregate amount (based in respect of any Revolving Credit Advances to be denominated in Euro by reference to the Equivalent thereof in Dollars determined on the date of delivery of the applicable Notice of Borrowing) not to exceed at any time outstanding such Lender’s Revolving Credit Commitment. Each Revolving Credit Borrowing shall be in an aggregate amount not less than the Borrowing Minimum or an integral multiple of the Borrowing Multiple in excess thereof (unless the aggregate amount of the unused Revolving Credit Commitments is less than the Borrowing Minimum, in which case such Revolving Credit Borrowing shall be equal to the aggregate amount of the unused Revolving Credit Commitments) and shall consist of Revolving Credit Advances of the same Type and in the same currency and having the same Interest Period made on the same day by the Lenders ratably according to their respective Revolving Credit Commitments. Within the limits of each Lender’s Revolving Credit Commitment, the Borrower may from time to time borrow, prepay pursuant to Section 2.09 and reborrow under this Section 2.01. SECTION 2.02. Making the Revolving Credit Advances. (a) Each Revolving Credit Borrowing shall be made on notice given by the Borrower or a Borrowing Subsidiary, as the case may be, and received by the Administrative Agent, which shall give prompt notice thereof to each Lender by facsimile, not later than (x) 11:00 A.M. (New York City time) on the third U.S. Government Securities Business Day prior to the date of the proposed Revolving Credit Borrowing in the case of Term Rate Advances denominated in Dollars, (y) 4:00 P.M. (London time) on the third Business Day prior to the date of the proposed Borrower in the case of Term Rate Advances denominated in Euro, or (z) 11:00 A.M. (New York City time) on the same Business Day in the case of Base Rate Advances. Each such notice of a Revolving Credit Borrowing (a “Notice of Borrowing”) shall be given in writing, by email or facsimile, in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Revolving Credit Borrowing, (ii) Type of Revolving Credit Advances comprising such Revolving Credit Borrowing, (iii) aggregate amount of such Revolving Credit Borrowing, and (iv) in the case of a Revolving Credit Borrowing comprised of Term Rate Advances, the currency and the Interest Period for each such Advance. Upon fulfillment of the applicable conditions set forth in Article III, each Lender shall, before 12:00 noon (New York City time) on the date of such Revolving Credit Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the applicable Administrative Agent’s Account, in immediately available funds, such Lender’s ratable portion of such Revolving Credit Borrowing. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will promptly make such funds available to the Borrower at the Administrative Agent’s address referred to in Section 8.02; provided, however, that, if such Revolving Credit Borrowing is denominated in Euro, the

25 Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of Swing Line Advances made to the Borrower by the Swing Line Lenders and by any other Lender and outstanding on the date of such Revolving Credit Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Swing Line Lenders and the other Lenders for repayment of such Swing Line Advances. (b) Anything in subsection (a) above to the contrary notwithstanding: (i) if any Lender shall, at least one Business Day before the date of any requested Borrowing, notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other governmental authority asserts that it is unlawful, for such Lender or its Applicable Lending Office to perform its obligations hereunder to make Term Rate Advances or to fund or maintain Term Rate Advances in the applicable currency hereunder, the Administrative Agent shall immediately notify the Borrower and each other Lender and the right of the Borrower and any Borrowing Subsidiary to select Term Rate Advances in such currency for the portion of such Borrowing advanced by the Lender which has provided the notice described above or the portion of any subsequent Borrowing advanced by such Lender shall be suspended until such Lender shall notify the Administrative Agent and the Administrative Agent will notify the Borrower that the circumstances causing such suspension no longer exist and (x) if the affected Revolving Credit Advance is denominated in Dollars, such Advance shall be a Base Rate Advance and (y) if the affected Revolving Credit Advance is denominated in Euro, such Revolving Credit Advance shall be a Base Rate Advance in the amount equal to an Equivalent amount of Dollars; (ii) if Adjusted Term SOFR or the EURIBO Rate does not appear on Bloomberg or on another nationally recognized service selected by the Administrative Agent for any Term Rate Advances comprising any requested Revolving Credit Borrowing, the Administrative Agent shall immediately notify each Lender and the Borrower and the right of the Borrower and any Borrowing Subsidiary to select Term Rate Advances for such Revolving Credit Borrowing or any subsequent Revolving Credit Borrowing shall be suspended until the Administrative Agent shall notify the Lenders and the Borrower that the circumstances causing such suspension no longer exist, and each Revolving Credit Advance comprising such Revolving Credit Borrowing denominated in Dollars shall be a Base Rate Advance and each Revolving Credit Advance comprising such Revolving Credit Borrowing denominated in Euro shall be a Base Rate Advance in the amount equal to an Equivalent amount of Dollars; and (iii) if the Required Lenders shall, at least one Business Day before the date of any requested Borrowing, notify the Administrative Agent that the Term Rate for Term Rate Advances comprising such Borrowing will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their respective Term Rate Advances for such Borrowing, the Administrative Agent shall immediately notify the Borrower and each other Lender and the right of the Borrower and any Borrowing Subsidiary to select Term Rate Advances for such Borrowing or any subsequent Borrowing shall be suspended, and each Revolving Credit Advance comprising such

26 Borrowing denominated in Dollars shall be a Base Rate Advance and each Advance comprising such Borrowing denominated in Euro shall be a Base Rate Advance in the amount equal to an Equivalent amount of Dollars. The Lenders will review regularly the circumstances causing such suspension, and as soon as such circumstances no longer exist the Required Lenders will notify the Administrative Agent and the Administrative Agent will notify the Borrower that such suspension is terminated. (c) Each Notice of Borrowing shall be irrevocable and binding on the Borrower or Borrowing Subsidiary, as the case may be. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Term Rate Advances, the Borrower or Borrowing Subsidiary, as the case may be, shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding in any event loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date. (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing comprised of Term Rate Advances, and prior to 11:30 A.M. (New York City time) on the date of any Borrowing comprised of Base Rate Advances, that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Revolving Credit Advances comprising such Borrowing and (ii) in the case of such Lender, (A) the Federal Funds Rate in the case of Revolving Credit Advances denominated in Dollars or (B) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of Revolving Credit Advances denominated in Euro. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Revolving Credit Advance as part of such Borrowing for purposes of this Agreement. (e) The failure of any Lender to make the Revolving Credit Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Credit Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Credit Advance to be made by such other Lender on the date of any Borrowing. (f) In connection with the implementation and administration of Adjusted Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to

27 time and, notwithstanding anything to the contrary herein, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement. The Administrative Agent will promptly notify Borrower and Lenders of the effectiveness of any Conforming Changes in connection with the implementation and administration of Adjusted Term SOFR. SECTION 2.03. Facility Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee on the average daily amount of such Lender’s Commitment (whether or not used), accruing from the date on which this Agreement becomes fully executed in the case of each Bank and from the effective date specified in the Assumption Agreement or the Assignment and Assumption pursuant to which it became a Lender in the case of each other Lender until the Termination Date of such Lender, payable on the last day of each March, June, September and December during the term of such Lender’s Commitment, commencing December 31, 2022, and on the Termination Date of such Lender, computed from time to time at the rates per annum set forth below under the heading Facility Fee opposite the higher of the ratings then applicable to the Borrower’s long-term senior unsecured debt as published by S&P and Moody’s: Moody’s S&P Facility Fee Aa2 or above or AA or above 0.040% Aa3 or above or AA- or above 0.045% A1 or above or A+ or above 0.060% Lower than above or not rated 0.070% (b) Administrative Agent’s Fees. The Borrower shall pay to the Administrative Agent for its own account such fees as may from time to time be agreed between the Borrower and the Administrative Agent. SECTION 2.04. Termination or Reduction of the Commitments. (a) The Borrower shall have the right, upon at least three Business Days’ notice to the Administrative Agent, to terminate in whole or reduce ratably in part the Unused Commitments; provided that (A) if, after giving effect to any reduction of the Unused Commitments, the aggregate Swing Line Commitments exceeds the aggregate amount of the Revolving Credit Commitments at such time, the aggregate Swing Line Commitments shall be automatically reduced by the Equivalent in Euro of the amount of such excess, and (B) each partial reduction shall be in the aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof. (b) The Borrower shall have the right, upon at least three Business Days’ notice to the Administrative Agent and each Swing Line Lender, to terminate in whole or permanently reduce in part the Swing Line Commitments of the Swing Line Lenders ratably; provided that each partial reduction shall be in the aggregate amount of €10,000,000, or an integral multiple of €1,000,000 in excess thereof.

28 SECTION 2.05. Repayment of Advances. (a) Revolving Credit Advances. The Borrower or Borrowing Subsidiary, as the case may be, shall repay to the Administrative Agent for the ratable account of each Lender on the Termination Date applicable to such Lender the unpaid principal amount of each Revolving Credit Advance made to the Borrower or Borrowing Subsidiary. (b) Swing Line Advances. The Borrower or Borrowing Subsidiary, as the case may be, shall repay to the Administrative Agent, for the ratable account of each Swing Line Lender and each Lender that has funded its participation in a Swing Line Advance, the aggregate outstanding principal amount of such Swing Line Advance made to the Borrower or Borrowing Subsidiary, as the case may be, and owing to such Lender on the earlier of (i) the Termination Date applicable to such Lender and (ii) ten Business Days after such Swing Line Advance is made; provided that the Borrower or Borrowing Subsidiary, as applicable, may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.02 that such payment be financed with an Revolving Credit Borrowing in an equivalent amount and, to the extent so financed, the Borrower’s or Borrowing Subsidiary’s obligation, as applicable, to make such payment shall be discharged and replaced by the resulting Revolving Credit Borrowing. SECTION 2.06. Interest on Revolving Credit Advances and Swing Line Advances. The Borrower or Borrowing Subsidiary, as the case may be, shall pay interest on the unpaid principal amount of each Advance made by each Lender to the Borrower or Borrowing Subsidiary, as the case may be, from the date of such Advance until such principal amount shall be paid in full, at the following rates: (a) Base Rate Advances. If such Advance is a Base Rate Advance, a rate per annum equal at all times to the Base Rate in effect from time to time, payable quarterly on the last day of each March, June, September, and December during such period and on the date such Base Rate Advance shall be paid in full. (b) Term Rate Advances. If such Advance is a Term Rate Advance, a rate per annum equal during the Interest Period for such Revolving Credit Advance to the sum of the Term Rate for such Interest Period plus the per annum rate set forth below under the heading Applicable Margin opposite the higher of the ratings then applicable to the Borrower’s long-term senior unsecured debt as published by S&P and Moody’s: Moody’s S&P Applicable Margin Aa2 or above or AA or above 0.460% Aa3 or above or AA- or above 0.580% A1 or above or A+ or above 0.690% Lower than above or not rated 0.805%

29 payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period. (c) Swing Line Advances. If such Advance is a Swing Line Advance, a rate per annum equal at all times to the Overnight Rate in effect from time to time plus the Applicable Margin for Term Rate Advances specified in clause (b) above, with such interest to be due and payable on the maturity date for such Swing Line Advance. For the period from the date of such Swing Line Borrowing and ending on the date the Lenders fund their participations in such Swing Line Advance in accordance with Section 2.20(d), such interest shall be for the sole account of the Swing Line Lenders. (d) Default Interest. Any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal to (x) until the end of the then current Interest Period, if applicable, 1% per annum above the rate per annum required to be paid on such Advance immediately prior to the date on which such amount became due, and (y) thereafter, 1% per annum above the Base Rate in effect from time to time. SECTION 2.07. Additional Interest on Term Rate Advances. The Borrower or Borrowing Subsidiary, as the case may be, shall pay to each Lender, so long as such Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Term Rate Advance denominated in Euro of such Lender to the Borrower or Borrowing Subsidiary, as the case may be, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Term Rate for the Interest Period for such Advance denominated in Euro from (ii) the rate obtained by dividing such Term Rate by a percentage equal to 100% minus the EURIBO Rate Reserve Percentage of such Lender for such Interest Period, payable on each date on which interest is payable on such Advance. Such additional interest shall be determined by such Lender and the Borrower or Borrowing Subsidiary, as the case may be, shall be notified of such additional interest. SECTION 2.08. Interest Rate Determination. (a) The Administrative Agent shall give prompt notice to the Borrower or Borrowing Subsidiary and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.06. (b) Upon the occurrence and during the continuance of any Event of Default pursuant to Section 6.01(a), (i) each Term Rate Advance denominated in Dollars will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Advance, (ii) each Term Rate Advance denominated in Euro will automatically, on the last day of the then existing Interest Period therefor, convert into a Term Rate Advance with a one month Interest Period and thereafter automatically be continued for one month Interest Periods thereafter, and (iii) except to the extent set forth in clause (ii), the obligation of the Lenders to make, or to convert Advances into, Term Rate Advances shall be suspended.

30 SECTION 2.09. Prepayments of Advances. (a) Optional. The Borrower or Borrowing Subsidiary, as the case may be, may, upon notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given, the Borrower or Borrowing Subsidiary, as the case may be, shall, prepay the outstanding principal amounts of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid, and the losses, costs and expenses, if any, payable pursuant to Section 8.04(c). Such notice shall be received by the Administrative Agent not later than 11:00 A.M. (New York City time), on the second Business Day prior to the date of the proposed prepayment in the case of Term Rate Advances denominated in Euro, on the second U.S. Government Securities Business Day prior to the date of the proposed prepayment in the case of Term Rate Advances denominated in Dollars or on the Business Day prior to such date in the case of Base Rate Advances or Swing Line Advances. Each partial prepayment of Base Rate Advances shall be in an aggregate principal amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and any partial prepayment of any Term Rate Advances or Swing Line Advances shall be in an aggregate amount not less than the Borrowing Minimum or an integral multiple of the Borrowing Multiple in excess thereof, and not leave outstanding less than the Borrowing Minimum aggregate principal amount of such Advances comprising part of any Borrowing. (b) Mandatory. (i) If, on any date, the Administrative Agent notifies the Borrower in writing in accordance with clause (iii) below that, as of the most recent valuation date, the sum of (A) the aggregate principal amount of all Advances denominated in Dollars then outstanding plus (B) the Equivalent in Dollars (determined on the third Business Day prior to such valuation date) of the aggregate principal amount of all Advances denominated in Euro (other than Swing Line Advances) then outstanding exceeds 105% of the aggregate Commitments on such date, the Borrower shall, as soon as practicable and in any event within five Business Days after receipt of such notice, prepay the outstanding principal amount of any Advances in an aggregate amount sufficient to reduce such sum to an amount not to exceed 100% of the aggregate Commitments on such date, together with any interest accrued to the date of such prepayment on the aggregate principal amount of Advances prepaid. The Administrative Agent shall give prompt notice of any prepayment required under this Section 2.09(b) to the Borrower in accordance with clause (iii) below and the Lenders. (ii) Each prepayment made pursuant to this Section 2.09(b) shall be made together with any interest accrued to the date of such prepayment on the principal amounts prepaid and, in the case of any prepayment of a Term Rate Advance on a date other than the last day of an Interest Period, any additional amounts which the applicable Borrower shall be obligated to reimburse to the Lenders in respect thereof pursuant to Section 8.04(c). (iii) The Administrative Agent shall calculate on (A) the date of each Notice of Borrowing, (B) the first day of an Interest Period for any Revolving Credit Advance denominated in Euro, (C) if no revaluation shall have occurred during any calendar quarter, on the last day of such calendar quarter and (D) if an Event of Default is continuing, at such times as may be determined in the reasonable discretion of the Administrative Agent, the sum of (x) the aggregate principal amount of all Advances denominated in Dollars plus (y) the Equivalent in Dollars (determined on the third Business Day prior to the date such calculation is required under this clause (iii)) of the aggregate principal amount of all Term Rate Advances denominated in

31 Euro (other than Swing Line Advances) and shall give prompt written notice of any prepayment required under this Section 2.09(b) to the Borrower and the Lenders. SECTION 2.10. Increased Costs, Etc. (a) If, after the date of this Agreement, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements, in the case of Term Rate Advances denominated in Euro, included in the EURIBO Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), (x) there shall be any increase in the costs to any Lender of agreeing to make or making, funding or maintaining Term Rate Advances, or (y) any Recipient shall be subjected to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased costs for a period beginning not more than 90 days prior to such demand. A certificate as to the amount of such increased cost submitted to the Borrower and the Administrative Agent by such Lender, setting forth in reasonable detail the calculation of the increased costs, shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, in the case of any Lender that becomes a party to this Agreement after the date hereof, amounts payable by the Borrower with respect to such increased costs shall be limited to such increased costs that arise from circumstances described in clauses (i) and (ii) above that arise after the date such Lender becomes a party hereto, provided that, with respect to any Lender that becomes a party hereto and acquires an interest in any Advances or Commitment by assignment pursuant to Section 8.07, amounts payable by the Borrower with respect to such increased costs shall extend to amounts with respect to such increased costs to the extent payable to such Lender’s assignor immediately before such Lender became a party hereto. (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender or any corporation controlling such Lender which decreases such Lender’s return on its capital (after taking into account any changes in the EURIBO Rate and EURIBO Rate Reserve Percentage and taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity) and that the amount of such capital or liquidity is increased by or based upon the existence of such Lender’s commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall immediately pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital or liquidity to be allocable to the existence of such Lender’s commitment to lend hereunder, such compensation to cover a period beginning not more than 90 days prior to such demand. A certificate as to such amounts submitted to the Borrower and the Administrative Agent by such Lender, setting forth in

32 reasonable detail the calculation of the amount required to be paid hereunder, shall be conclusive and binding for all purposes, absent manifest error; provided, that a Lender shall not be entitled to submit a claim for compensation pursuant to this clause (b) unless the making of such claim is consistent with its general practices under similar circumstances in respect of similarly situated borrowers with credit agreements entitling it to make such claims. (c) For the avoidance of doubt and notwithstanding anything herein to the contrary, for the purposes of this Section 2.10, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority ) or the United States or foreign regulatory authorities (whether or not having the force of law), in case for this clause (y) pursuant to Basel III, shall in each case be deemed to be a change in law regardless of the date enacted, adopted, issued, promulgated or implemented. SECTION 2.11. Payments and Computations. (a) The Borrower or Borrowing Subsidiary, as the case may be, shall make each payment hereunder and under any Notes, except with respect to principal or, interest on, and other amounts relating to, Advances denominated in Euro, not later than 11:00 A.M. (New York City time) on the day when due in Dollars to the Administrative Agent at the applicable Administrative Agent’s Account in immediately available funds, without setoff or counterclaim. The Borrower shall make each payment hereunder and under any Notes with respect to principal or, interest on, and other amounts relating to, Advances denominated in Euro, not later than 9:00 A.M. (New York City time) on the day when due in Euro to the Administrative Agent at the applicable Administrative Agent’s Account in immediately available funds, without setoff or counterclaim. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or facility fees ratably (other than amounts payable pursuant to Section 2.07, 2.10, 2.12, 2.13 or 8.04(c)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied according to the terms of this Agreement. Upon any Assuming Lender becoming a Lender hereunder as a result of a Commitment Increase pursuant to Section 2.14 or an extension of the Termination Date pursuant to Section 2.15, and upon the Administrative Agent’s receipt of such Lender’s Assumption Agreement and recording of the information contained therein in the Register, from and after the applicable Increase Date or Extension Date, as the case may be, the Administrative Agent shall make all payments hereunder and under any Notes issued in connection therewith in respect of the interest assumed thereby to the Assuming Lender. Upon its acceptance of an Assignment and Assumption and recording of the information contained therein in the Register pursuant to Section 8.07(c), from and after the effective date specified in such Assignment and Assumption, the Administrative Agent shall make all payments hereunder and under any Notes in respect of the interest assigned thereby to the Lender’s assignee thereunder, and the parties to such Assignment and Assumption shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

33 (b) Each of the Borrower and any Borrowing Subsidiary hereby authorizes each Lender, if and to the extent payment owed to such Lender is not made when due hereunder or under any Note held by such Lender, to charge from time to time against any or all of the Borrower’s or such Borrowing Subsidiary’s, as the case may be, accounts with such Lender any amount so due. (c) All computations of interest based on clause (a) of the definition of “Base Rate” shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on clause (b) or (c) of the definition of “Base Rate”, the Term Rate, the EURIBO Rate, the Overnight Rate or the Federal Funds Rate and of facility fees shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. (d) Whenever any payment hereunder or under any Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility fee, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Term Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day. (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at (A) the Federal Funds Rate in the case of Advances denominated in Dollars or (B) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of Advances denominated in Euro. (f) To the extent that the Administrative Agent receives funds for application to the amounts owing by the Borrower under or in respect of this Agreement or any Note in currencies other than the currency or currencies required to enable the Administrative Agent to distribute funds to the Lenders in accordance with the terms of this Section 2.11, the Administrative Agent shall be entitled to convert or exchange such funds into Dollars or into Euro or from Dollars to Euro or from Euro to Dollars (which shall not be less than the Equivalent amount thereof), as the case may be, to the extent necessary to enable the Administrative Agent to distribute such funds in accordance with the terms of this Section 2.11; provided that the Borrower and each of the Lenders hereby agree that the Administrative Agent shall not be liable or responsible for any loss, cost or expense suffered by the Borrower or such Lender as a result

34 of any conversion or exchange of currencies affected pursuant to this Section 2.11(f) or as a result of the failure of the Administrative Agent to effect any such conversion or exchange; and provided further that the Borrower agrees to indemnify the Administrative Agent and each Lender, and hold the Administrative Agent and each Lender harmless, for any and all losses, costs and expenses incurred by the Administrative Agent or any Lender for any conversion or exchange of currencies (or the failure to convert or exchange any currencies) in accordance with this Section 2.11(f). SECTION 2.12. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any Borrowing Subsidiary hereunder or under any Notes shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant governmental authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or the applicable Borrowing Subsidiary shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrower. The Borrower and the Borrowing Subsidiaries shall timely pay to the relevant governmental authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 8.07(g) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with this Agreement or any Note, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or

35 legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender hereunder and under any Note or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d). (e) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or any Borrowing Subsidiary to a governmental authority pursuant to this Section 2.12, the Borrower or such Borrowing Subsidiary shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such governmental authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made hereunder or under any Note shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (ii)(A), (ii)(B) and (ii)(D) of this subsection) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower or any Borrowing Subsidiary is a U.S. Borrower, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

36 (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under this Agreement, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Agreement, IRS Form W- 8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower or any Borrowing Subsidiary described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W- 8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F- 4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender hereunder or under any Note would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall

37 deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.12 (including by the payment of additional amounts pursuant to this Section 2.12), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant governmental authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant governmental authority) in the event that such indemnified party is required to repay such refund to such governmental authority. Notwithstanding anything to the contrary in this paragraph, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.12 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations hereunder and under any Notes. SECTION 2.13. Sharing of Payments, Etc. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Advances or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Advances and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender

38 receiving such greater proportion shall (x) notify the Administrative Agent of such fact, and (y) purchase (for cash at face value) participations in the Advances and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Advances and other amounts owing them; provided that: (a) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (b) the provisions of this paragraph shall not be construed to apply to (x) any payment made by the Borrower or any Borrowing Subsidiary pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply) . The Borrower and each Borrowing Subsidiary consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower or such Borrowing Subsidiary rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower or such Borrowing Subsidiary in the amount of such participation. SECTION 2.14. Increase in the Aggregate Revolving Credit Commitments. (a) The Borrower may, at any time but in any event not more than twice in any calendar year prior to the Termination Date, by notice to the Administrative Agent, request that the aggregate amount of the Revolving Credit Commitments be increased by an amount of $10,000,000 or an integral multiple of $10,000,000 in excess thereof (each a “Commitment Increase”) to be effective as of a date that is at least 45 days prior to the scheduled Termination Date (without giving effect to the proviso contained in the definition thereof) then in effect (the “Increase Date”) as specified in the related notice to the Administrative Agent; provided, however, that (i) in no event shall the aggregate amount of the Revolving Credit Commitments at any time exceed $3,500,000,000 and (ii) the applicable conditions precedent set forth in Section 3.02 shall have been satisfied as of the date of such request and as of the applicable Increase Date. (b) The Administrative Agent shall promptly notify the Lenders, if any, identified by the Borrower of a request by the Borrower for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which Lenders wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Revolving Credit Commitments (the “Commitment Date”). Each Lender so identified by the Borrower that is willing to participate in such requested Commitment Increase (each an “Increasing Lender”) shall give written notice to the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to increase its Revolving Credit Commitment. If such Lenders

39 notify the Administrative Agent that they are willing to increase the amount of their respective Revolving Credit Commitments by an aggregate amount that exceeds the amount of the requested Commitment Increase, the requested Commitment Increase shall be allocated among such Lenders willing to participate therein in such amounts as are agreed between the Borrower and the Administrative Agent. (c) If the Borrower shall have requested any of the Lenders to participate in any Commitment Increase, promptly following each Commitment Date, the Administrative Agent shall notify the Borrower as to the amount, if any, by which the Lenders are willing to participate in the requested Commitment Increase. If the aggregate amount by which the Lenders are willing to participate in any requested Commitment Increase on any such Commitment Date is less than the requested Commitment Increase, or if the Borrower shall elect not to request that any of the Lenders participate in such Commitment Increase, then the Borrower may extend offers to one or more financial institutions reasonably acceptable to the Administrative Agent and each Swing Line Lender (each such acceptance not to be unreasonably withheld or delayed) to participate in such Commitment Increase or any portion of the requested Commitment Increase that has not been committed to by the Lenders, if any, so invited to increase Revolving Credit Commitments pursuant to Section 2.14(b) as of the applicable Commitment Date; provided, however, that the Revolving Credit Commitment of each such institution shall be in an amount of not less than $10,000,000. (d) On each Increase Date, each institution that accepts an offer to participate in a requested Commitment Increase in accordance with Section 2.14(c) (each such institution and each Person that agrees to an extension of the Termination Date in accordance with Section 2.15(c), an “Assuming Lender”) shall become a Lender party to this Agreement as of such Increase Date and the Revolving Credit Commitment of each Increasing Lender for such requested Commitment Increase shall be so increased by such amount (or by the amount allocated to such Lender pursuant to the last sentence of Section 2.14(b)) as of such Increase Date; provided, however, that the Administrative Agent shall have received on or before such Increase Date the following, each dated such date: (i) (A) certified copies of resolutions of the Board of Directors of the Borrower or the Finance Committee of such Board approving the Commitment Increase and (B) an opinion of counsel for the Borrower (which may be in-house counsel), in form and substance reasonably satisfactory to the Administrative Agent; (ii) an assumption agreement from each Assuming Lender, substantially in the form of Exhibit E hereto (each an “Assumption Agreement”), duly executed by such Assuming Lender, the Administrative Agent and the Borrower; and (iii) confirmation from each Increasing Lender of the increase in the amount of its Revolving Credit Commitment in a writing reasonably satisfactory to the Borrower and the Administrative Agent. On each Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.14(d), the Administrative Agent shall notify the Lenders (including, without limitation, each Assuming Lender) and the Borrower, on or before 1:00 P.M. (New York

40 City time), by facsimile, of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Assuming Lender on such date. Each Increasing Lender and each Assuming Lender shall, before 2:00 P.M. (New York City time) on the Increase Date, purchase at par that portion of outstanding Advances of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances to be funded and held on a pro rata basis by the Lenders in accordance with their respective Revolving Credit Commitments. If any Swing Line Advances are outstanding on any Increase Date, participations in such Swing Line Advances shall be deemed to be reallocated on such date according to the respective Revolving Credit Commitments of the Lenders after giving effect to such Commitment Increase. SECTION 2.15. Extension of Termination Date. (a) At least 30 days but not more than 60 days prior to the next Anniversary Date, the Borrower, by written notice to the Administrative Agent, may request an extension of the Termination Date in effect at such time by one calendar year from its then scheduled expiration. The Administrative Agent shall promptly notify each Lender of such request, and each Lender shall in turn, in its sole discretion, not later than 20 days prior to such Anniversary Date, notify the Borrower and the Administrative Agent in writing as to whether such Lender will consent to such extension. The delivery of such notice shall constitute a representation and warranty that on the date of such notice (x) the representations and warranties contained in Section 4.01 are correct in all material respects on and as of the date of such notice (provided that, for the purposes of such representation, (A) all references in the representations and warranties contained in Section 4.01(e) to consolidated balance sheets, consolidated statements of income, cash flow and retained earnings for the Borrower and its Consolidated Subsidiaries shall be deemed to refer to the corresponding versions of those documents most recently delivered to the Administrative Agent pursuant to Section 5.01(e)(ii) prior to the date of the notice contemplated in this Section 2.15(a), (B) all references in the representations and warranties contained in Section 4.01(e) and 4.01(f) to “SEC Reports” shall be deemed to refer to the Borrower’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and current Reports on Form 8-K filed with the Securities and Exchange Commission prior to the date of such notice and (C) the final sentence of Section 4.01(e) shall be deemed revised to read “Except as set forth in the SEC Reports, since the date of the most recently delivered consolidated financial statements delivered to the Administrative Agent in accordance with Section 5.01(e)(ii), there has been no Material Adverse Change”; and (y) there exists no Default. If any Lender shall fail to notify the Administrative Agent and the Borrower in writing of its consent to any such request for extension of the Termination Date prior to 20 days prior to such Anniversary Date, such Lender shall be deemed to be a Non-Consenting Lender with respect to such request. The Administrative Agent shall notify the Borrower not later than 15 days prior to such next Anniversary Date of the decision of the Lenders regarding the Borrower’s request for an extension of the Termination Date. (b) If all of the Lenders consent in writing to any such request in accordance with subsection (a) of this Section 2.15, the Termination Date in effect at such time shall, effective as at such next Anniversary Date (the “Extension Date”), be extended for one calendar year; provided that on each Extension Date, the applicable conditions precedent set forth in Section 3.02 shall have been satisfied. If Lenders holding more than 50% of the Commitments, but less than all of the Lenders, consent in writing to any such request in accordance with subsection (a)

41 of this Section 2.15, the Termination Date in effect at such time shall, effective as at the applicable Extension Date, be extended as to those Lenders that so consented (each a “Consenting Lender”) but shall not be extended as to any other Lender (each a “Non-Consenting Lender”). To the extent that the Termination Date is not extended as to any Lender pursuant to this Section 2.15 and the Commitment of such Lender is not assumed in accordance with subsection (c) of this Section 2.15 on or prior to the applicable Extension Date, the Commitment of such Non-Consenting Lender shall automatically terminate in whole on such unextended Termination Date without any further notice or other action by the Borrower, such Lender or any other Person; provided that such Non-Consenting Lender’s rights under Sections 2.10, 2.12 and 8.04, and its obligations under Section 7.05, shall survive the Termination Date for such Lender as to matters occurring prior to such date. It is understood and agreed that no Lender shall have any obligation whatsoever to agree to any request made by the Borrower for any requested extension of the Termination Date. (c) If less than all of the Lenders consent to any such request pursuant to subsection (a) of this Section 2.15, the Borrower may arrange for one or more Consenting Lenders or other Persons as Assuming Lenders (x) to assume, effective as of the Extension Date or such other date as may be agreed among the Borrower, the Non-Consenting Lender, such Consenting Lenders or Persons and the Administrative Agent, any Non-Consenting Lender’s Commitment and all of the obligations of such Non-Consenting Lender under this Agreement thereafter arising, without recourse to or warranty by, or expense to, such Non-Consenting Lender and (y) to accept, effective as of the Extension Date or such later date as any Assuming Lender executes and delivers an Assumption Agreement, the Termination Date applicable to Consenting Lenders; provided, however, that the amount of the Commitment of any such Assuming Lender as a result of such substitution shall in no event be less than $10,000,000 unless the amount of the Commitment of such Non-Consenting Lender is less than $10,000,000, in which case such Assuming Lender shall assume all of such lesser amount; and provided further that: (i) any such Consenting Lender or Assuming Lender shall have paid to such Non-Consenting Lender (A) the aggregate principal amount of, and any interest accrued and unpaid to the effective date of the assignment on, the outstanding Advances, if any, owing to such Non-Consenting Lender plus (B) any accrued but unpaid facility fees owing to such Non-Consenting Lender as of the effective date of such assignment; (ii) all additional costs reimbursements, expense reimbursements and indemnities payable to such Non-Consenting Lender, and all other accrued and unpaid amounts owing to such Non-Consenting Lender hereunder, as of the effective date of such assignment shall have been paid to such Non-Consenting Lender; and (iii) with respect to any such Assuming Lender, the applicable processing and recordation fee required under Section 8.07(a) for such assignment shall have been paid; provided further that such Non-Consenting Lender’s rights under Sections 2.10, 2.12 and 8.04, and its obligations under Section 7.05, shall survive such substitution as to matters occurring prior to the date of substitution. At least three Business Days prior to any Extension Date, (A) each such Assuming Lender, if any, shall have delivered to the Borrower and the Administrative

42 Agent an Assumption Agreement, duly executed by such Assuming Lender, such Non- Consenting Lender, the Borrower and the Administrative Agent, (B) any such Consenting Lender shall have delivered confirmation in writing satisfactory to the Borrower and the Administrative Agent (acting reasonably) as to the increase in the amount of its Commitment and (C) each Non-Consenting Lender being replaced pursuant to this Section 2.15 shall have delivered to the Administrative Agent any Note or Notes held by such Non-Consenting Lender. Upon the payment or prepayment of all amounts referred to in clauses (i), (ii) and (iii) of the immediately preceding sentence, each such Consenting Lender or Assuming Lender, as of the Extension Date, will be substituted for such Non-Consenting Lender under this Agreement and shall be a Lender for all purposes of this Agreement, without any further acknowledgment by or the consent of the other Lenders, and the obligations of each such Non-Consenting Lender hereunder shall, by the provisions hereof, be released and discharged. (d) If Lenders holding more than 50% of the Commitments (before giving effect to any assignments pursuant to subsection (c) of this Section 2.15) consent in a writing delivered to the Administrative Agent to a requested extension (whether by execution or delivery of an Assumption Agreement or otherwise) not later than one Business Day prior to such Extension Date, the Administrative Agent shall so notify the Borrower, and, so long as the applicable conditions precedent set forth in Section 3.02 shall have been satisfied as of such Extension Date, or shall occur as a consequence thereof, the Termination Date then in effect shall be extended for the additional one-year period as described in subsection (a) of this Section 2.15, and all references in this Agreement, and in any Notes to the “Termination Date” shall, with respect to each Consenting Lender and each Assuming Lender for such Extension Date, refer to the Termination Date as so extended. Promptly following each Extension Date, the Administrative Agent shall notify the Lenders (including, without limitation, each Assuming Lender) of the extension of the scheduled Termination Date in effect immediately prior thereto and shall thereupon record in the Register the relevant information with respect to each such Consenting Lender and each such Assuming Lender. SECTION 2.16. Evidence of Debt. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder in respect of Advances. The Borrower agrees that upon notice by any Lender to the Borrower (with a copy of such notice to the Administrative Agent) to the effect that an Note is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, the Borrower shall promptly execute and deliver to such Lender an Note payable to such Lender in a principal amount up to the Commitment of such Lender. (b) The Register maintained by the Administrative Agent pursuant to Section 8.07(c) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assumption Agreement and each Assignment and Assumption delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iv)

43 the amount of any sum received by the Administrative Agent from the Borrower hereunder and each Lender’s share thereof. (c) Entries made in good faith by the Administrative Agent in the Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement. SECTION 2.17. Defaulting Lenders. (a) Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, the Administrative Agent shall deliver written notice to such effect upon obtaining knowledge of such event to the Borrower and such Defaulting Lender, and the following provisions shall apply for so long as such Lender is a Defaulting Lender: (i) facility fees shall cease to accrue on the Commitment of such Defaulting Lender pursuant to Section 2.03 to extent allocable to the outstanding principal amount of the Advances funded by it (and the Borrower shall not be required to pay such fee that otherwise would have been required to have been paid to that Defaulting Lender); (ii) the Commitments of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders, as the case may be, have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 8.01); provided that such Defaulting Lender shall continue to have voting rights with respect to (x) any amendment, waiver or consent that would increase or extend such Defaulting Lender’s commitment or postpone any scheduled date of payment of or reduce the principal of, or interest on any Advances or fees owing to such Defaulting Lender (except as set forth in clause (i) above), (y) any amendment, waiver or consent modifying the terms of this proviso, or (z) any amendment, waiver or consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than any other Lender or any other affected Lender, as the case may be; (iii) any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Lender pursuant to Section 2.13) shall be deemed to have satisfied such payment obligation owing to such Defaulting Lender but, in lieu of being distributed to such Defaulting Lender, subject to any applicable requirements of law, be applied (i) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, (ii) second, to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this

44 Agreement, as determined by the Administrative Agent and (iii) third, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction and (iv) All or any part of such Defaulting Lender’s participation in Swing Line Advances shall be reallocated among the Non-Defaulting Lenders in accordance with their respective pro rata shares thereof (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause such Non-Defaulting Lender’s aggregate principal amount of outstanding Revolving Credit Advances plus such Non-Defaulting Lender’s participation in Swing Line Advances to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 8.17, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non- Defaulting Lender’s increased exposure following such reallocation. (b) If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower or the applicable Borrowing Subsidiary, as the case may be, shall, without prejudice to any right or remedy available to it hereunder or under applicable law, prepay all outstanding Swing Line Advances. (c) If the Administrative Agent, each Swing Line Lender and the Borrower each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender or upon receipt by the Administrative Agent and the Borrower of the confirmation referred to in clause (iv) of the definition of “Defaulting Lender”, as applicable, then on such date such Lender shall purchase at par such portion of the Advances of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Advances ratably in accordance with its respective Commitment and such Lender shall cease to be a Defaulting Lender. No change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. SECTION 2.18. Replacement of Lenders. If (a) any Lender requests compensation under Section 2.10, (b) any Lender delivers a notice from a Lender as described in Section 2.02(b)(i), (c) the Borrower is required to pay additional amounts to the Administrative Agent, any Lender or any governmental authority for the account of any Lender pursuant to Section 2.12 and, in each case, such Lender has declined or is unable to transfer its Applicable Lending Office to another jurisdiction in accordance with Section 8.09, (d) any Lender is a Defaulting Lender or a Protesting Lender or (e) any Lender does not approve any consent, waiver or amendment that (x) requires the approval of all affected Lenders in accordance with the terms of Section 8.01 and (y) has been approved by the Required Lenders (a “Non- Approving Lender”), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 8.07 (other than any requirement that such Lender being replaced consent or

45 otherwise approve such assignment)), all of its interests, rights and obligations under this Agreement (including such Lender’s participations in Swing Line Advances) pursuant to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 8.07; provided that no such assignment fee shall be required if such assignment is to a Person that is a Lender; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (including any amounts under Section 8.04(c) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.10 or payments required to be made pursuant to Section 2.12, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with applicable law; and (v) in the case of any assignment resulting from a Lender becoming a Non-Approving Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. SECTION 2.19. Benchmark Replacement Setting. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.19(a) will occur prior to the applicable Benchmark Transition Start Date (b) Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

46 (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.19(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.19, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement, except, in each case, as expressly required pursuant to this Section 2.19. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate or the EURIBO Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may in its reasonable discretion modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may in its reasonable discretion modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Term Rate Advances to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request for (1) a Term Rate Advance denominated in Dollars into a request for a Borrowing of, or conversion, to a Base Rate Advance or (2) a Term Rate Advance denominated in Euro into a request for a Borrowing of, or conversion to, a Base Rate Advance in an amount equal to the Equivalent in Dollars of the amount of such Term Rate Advance at such time. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. (f) Certain Defined Terms.

47 As used in this Section 2.19: “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark for any currency, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.19(d). “Benchmark” means, initially, with respect to any (i) Term Rate Advance denominated in Dollars, the Term SOFR Reference Rate, (ii) with respect to any Term Rate Advance denominated in Euro, the EURIBO Rate, or (iii) with respect to any Swing Line Advance, the Overnight Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate, the EURIBO Rate, the Overnight Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.19(a). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for syndicated credit facilities denominated in the applicable currency at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable currency at such time. “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:

48 (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non- representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, the central bank for Euro applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in

49 the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder in accordance with Section 2.19 and (b) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder in accordance with Section 2.19. “Floor” means a rate of interest equal to 0.00%. “Relevant Governmental Body” means (i) with respect to a Benchmark Replacement in respect of Advances denominated in Dollars, the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto, and (ii) with respect to a Benchmark Replacement in respect of Advances denominated in Euro, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. SECTION 2.20. Swing Line Advances. (a) Subject to the terms and conditions set forth herein, each Swing Line Lender severally agrees to make a portion of the credit otherwise available from time to time to the Borrower or Borrowing Subsidiary under the credit facility established hereby by making swing line advances (“Swing Line Advances”) on any Business Day during the period from the Closing Date until the Termination Date applicable to such Swing Line Lender to the Borrower or Borrowing Subsidiary requesting such extension of credit under subsection (b) of this Section 2.20. Such Swing Line Advances shall be denominated in Euro and, in the aggregate, shall not exceed (x) at any time outstanding (i) for each Swing Line Lender (1) such Swing Line Lender’s Swing Line Commitment then in effect and (2) when aggregated to such Swing Line Lender’s outstanding Revolving Credit Advances and such Swing Line Lender’s unfunded participations in Swing Line Advances made by any other Swing Line Lender, such Swing Line Lender’s Commitment then in effect and (ii) for all

50 Swing Line Advances, the amount of the Swing Line Sublimit or (y) at the time of such Swing Line Advance, the aggregate Unused Commitments of the Lenders. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower or Borrowing Subsidiary may borrow under this Section 2.20, prepay Swing Line Advances under Section 2.09 or repay Swing Line Advances under Section 2.05(b), and reborrow under this Section 2.20; provided that the Borrower shall not use the proceeds of any Swing Line Advance to refinance any outstanding Swing Line Advance. Immediately upon the making of a Swing Line Advance, each Lender shall be deemed to have purchased, and hereby irrevocably and unconditionally agrees to purchase, from the applicable Swing Line Lender a risk participation in such Swing Line Advance in an amount equal to such Lender’s ratable share of such Swing Line Advance. (b) Each Swing Line Advance shall be made on notice to the Swing Line Lenders and the Administrative Agent, given not later than 11:00 A.M. (London time) on the Business Day on which the proposed Swing Line Advance is to be made. Such notice requirement shall be satisfied by the delivery of a Notice of Borrowing for such Swing Line Advance in writing, by email or facsimile, and such notice shall specify therein (A) the requested date of such Swing Line Advance (which shall be a Business Day), (B) the requested aggregate amount of Swing Line Advances being requested by the Borrower or Borrowing Subsidiary and (C) the requested account to which the proceeds of the requested Swing Line Advance are to be transferred. Upon fulfillment of the applicable conditions set forth in Article III, each Swing Line Lender shall make its ratable portion of the requested Swing Line Advance (such ratable portion to be calculated based upon such Swing Line Lender’s Swing Line Commitment to the total Swing Line Commitments of all of the Swing Line Lenders) available for the account of its Applicable Lending Office to the account designated by the Borrower for such purpose on the date specified in such Notice of Borrowing, in same day funds, before 1:00 P.M. (London time) on the date the Borrower or Borrowing Subsidiary has requested such Swing Line Advance. (c) The failure of any Swing Line Lender to make the Swing Line Advance to be made by it as part of any Swing Line Borrowing shall not relieve any other Swing Line Lender of its obligation, if any, hereunder to make its Swing Line Advance on the date of such Swing Line Borrowing, but no Swing Line Lender shall be responsible for the failure of any other Swing Line Lender to make the Swing Line Advance to be made by such other Swing Line Lender on the date of any Swing Line Borrowing. (d) Upon written demand by a Swing Line Lender, with a copy of such demand to the Administrative Agent, each other Lender will purchase from such Swing Line Lender, and such Swing Line Lender shall sell and assign to each such other Lender, such other Lender’s pro rata share of such outstanding Swing Line Advance, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of such Swing Line Lender, by deposit to the Administrative Agent’s Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such Lender. The Borrower or Borrowing Subsidiary, as the case may be, hereby agrees to

51 each such sale and assignment. Each Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent, to purchase its pro rata share of an outstanding Swing Line Advance on the third Business Day after the date of demand therefor. Each Lender acknowledges and agrees that its obligation to acquire participations in Swing Line Advances pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Upon any such assignment by any Swing Line Lender to any other Lender of a portion of a Swing Line Advance, such Swing Line Lender represents and warrants to such other Lender that such Swing Line Lender is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, this Agreement, the Notes or the Borrower or Borrowing Subsidiary as the case may be. If and to the extent that any Lender shall not have so made the amount of such Swing Line Advance available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date such Lender is required to have made such amount available to the Administrative Agent until the date such amount is paid to the Administrative Agent, at the higher of the Overnight Rate and the cost of funds incurred by the Administrative Agent in respect of such amount, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing. If such Lender shall pay to the Administrative Agent such amount for the account of such Swing Line Lender on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by such Swing Line Lender shall be reduced by such amount on such Business Day. (e) At any time after any Lender has funded a risk participation in a Swing Line Advance, if any Swing Line Lender receives any payment on account of such Swing Line Advance, such Swing Line Lender will promptly distribute to such Lender its ratable share thereof in the same funds as those received by such Swing Line Lender. ARTICLE III CONDITIONS OF LENDING SECTION 3.01. Precedent to Effectiveness of Sections 2.01 and 2.20. Sections 2.01 and 2.20 of this Agreement shall become effective on and as of the first date (the “Closing Date”) on which the Administrative Agent shall have received, on or before the Closing Date, the following, each dated such date, in form and substance reasonably satisfactory to each Lender: (a) If requested by such Lender pursuant to Section 2.16, a Note payable to such Lender. (b) Certified copies of (i) the resolutions of the Board of Directors of the Borrower approving this Agreement and the Notes and each Guaranty, and of all documents evidencing other necessary corporate action and governmental approvals, if

52 any, with respect to this Agreement and the Notes and (ii) such other documents as the Administrative Agent may reasonably require to evidence that the Borrower is duly incorporated, validly existing, in good standing and qualified to engage in business, in its jurisdiction of incorporation. (c) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder. (d) A certificate of a duly authorized officer of the Borrower certifying that the representations and warranties contained in Section 4.01 are correct in all material respects, on and as of such date (before and after giving effect to any Borrowing on such date and the application of the proceeds therefrom), as though made on and as of such date, and that no event has occurred and is continuing (or would result from any such Borrowing or application of the proceeds thereof) which constitutes a Default. (e) A favorable opinion of Sidley Austin LLP, special counsel for the Borrower, in form and substance reasonably acceptable to the Administrative Agent. (f) A favorable opinion of Shearman & Sterling LLP, counsel for the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent. (g) Evidence reasonably satisfactory to the Administrative Agent that all amounts owing under the Existing Credit Agreement shall have been, or concurrently with the Closing Date hereunder shall be, paid in full, and each of the Lenders that is a party to the Existing Credit Agreement hereby waives, upon execution of this Agreement, any prior notice required by the Existing Credit Agreement relating to the payment of amounts owing thereunder. SECTION 3.02. Conditions Precedent to Each Borrowing, Commitment Increase and Extension Date. The obligation of each Lender to make an Advance on the occasion of each Borrowing (other than a Swing Line Advance in which a participation is funded by a Lender pursuant to Section 2.20(c)), each Commitment Increase and each extension of the Commitments pursuant to Section 2.15 shall be subject to the further conditions precedent that on the date of such Borrowing, the applicable Increase Date or the applicable Extension Date the following statements shall be true (and each of the giving of the applicable Notice of Borrowing, request for Commitment Increase, request for Commitment extension and the acceptance by the Borrower or any Borrowing Subsidiary of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing, such Increase Date or such Extension Date such statements are true): (a) The representations and warranties contained in Section 4.01 (other than, in the case of a Borrowing, the last sentence of Section 4.01(e) and Section 4.01(f)(i)) are correct in all material respects (except to the extent already qualified by materiality or material adverse effect), on and as of the date of such Borrowing, such Commitment

53 Increase or such Extension Date, before and after giving effect thereto, and to the application of the proceeds therefrom, as though made on and as of such date, and (b) No event has occurred and is continuing, or would result from such Borrowing, such Commitment Increase or such Extension Date or from the application of the proceeds therefrom, which constitutes a Default. SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the initial Borrowing specifying its objection thereto. ARTICLE IV REPRESENTATIONS AND WARRANTIES SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows: (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. (b) The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower’s charter or by- laws or (ii) applicable law or any material contractual restriction binding on or affecting the Borrower. (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement or the Notes. (d) This Agreement is, and each of the Notes when executed and delivered hereunder will be, the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms, except as the same may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, or by general principles of equity. (e) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at December 31, 2021 and the related consolidated statements of income, cash flow and retained earnings of the Borrower and its Consolidated Subsidiaries for the fiscal year then ended, accompanied by a report of PricewaterhouseCoopers LLP, independent registered public accounting firm, copies of which have been furnished to each Bank, fairly present the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at such date and the consolidated results of the operations of the Borrower and its Consolidated Subsidiaries for the period ended on such date, all in

54 accordance with generally accepted accounting principles consistently applied (except for mandated changes in accounting disclosed in such financial statements). Except as set forth in the SEC Reports or otherwise disclosed to each of the Banks in writing prior to the date hereof, since December 31, 2021 there has been no Material Adverse Change; provided that the representation made in the last sentence of this Section 4.01(e) shall only be made (or deemed made) on the Closing Date and on each date on which the Borrower shall request an increase of the Commitments pursuant to Section 2.14(a) or an extension of the Termination Date pursuant to Section 2.15(a). (f) There is no pending or (to the knowledge of the Borrower) threatened action or proceeding, including, without limitation, any Environmental Action, affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) is reasonably likely to have a Material Adverse Effect, other than as disclosed in the SEC Reports or on Schedule 4.01(f) (the “Disclosed Litigation”), and there has been no change in the status, or financial effect on the Borrower or any of its Subsidiaries, of the Disclosed Litigation from that described in the SEC Reports or on Schedule 4.01(f) which is reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement or any Note or Guaranty; provided that the representation made in clause (i) of this Section 4.01(f) shall only be made (or deemed made) on the Closing Date, each Increase Date and each date on which the Borrower shall request an extension of the Termination Date pursuant to Section 2.15(a). (g) None of the Borrower or any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used in such manner as to cause any Lender to be in violation of such Regulation U. (h) The Borrower and each Subsidiary are in compliance in all material respects with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, non-compliance with which would have a Material Adverse Effect. (i) In the ordinary course of its business, the Borrower conducts reviews (which reviews are in varying stages of implementation) of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs. On the basis of these reviews, the Borrower has reasonably concluded that Environmental Laws are unlikely to have a Material Adverse Effect. (j) Except as would not reasonably be expected to result in liability to the Borrower having a Material Adverse Effect, no ERISA Event has occurred with respect to any Plan and neither the Borrower nor, to the knowledge of Borrower, any ERISA Affiliate is aware of any fact, event or circumstance that is reasonably expected to constitute or result in an ERISA Event with respect to any Plan.

55 (k) Except as would not reasonably be expected to result in liability to the Borrower having a Material Adverse Effect, neither the Borrower nor, to the knowledge of the Borrower, any of its ERISA Affiliates has incurred, or is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan. (l) Except as would not reasonably be expected to result in liability to the Borrower having a Material Adverse Effect, neither the Borrower has nor, to the knowledge of the Borrower, any of its ERISA Affiliates have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is or has been, or reasonably expected to be insolvent or terminated, within the meaning of Title IV of ERISA, or determined to be in “endangered” or “critical” status within the meaning of Section 432 of the Code or Section 305 of ERISA. (m) Except as set forth in the financial statements described in Section 4.01(e) or delivered pursuant to Section 5.01(e), the Borrower and its Subsidiaries have no liability with respect to “expected postretirement benefit obligations” within the meaning of the Financial Accounting Standards Board’s Accounting Standards Codification Topic 715 that would reasonably be expected to have a Material Adverse Effect. (n) The Borrower and each Subsidiary have filed all material tax returns (Federal, state and local) required to be filed and paid all taxes shown thereon to be due, including interest and penalties other than those not yet delinquent and except for those contested in good faith, or provided adequate reserves for payment thereof. (o) The Borrower is not an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. (p) The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions, and the Borrower and its Subsidiaries and, to the knowledge of the Borrower, their respective directors, officers and employees, are in compliance with Anti- Corruption Laws, except to the extent the failure to do so would not have a Material Adverse Effect, and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary, any of their respective directors, officers or employees or any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing is intended to be used for the purpose of violating any Anti-Corruption Law or in violation of applicable Sanctions. (q) Neither the Borrower nor any Borrowing Subsidiary is an Affected Financial Institution. (r) Each Beneficial Ownership Certification delivered in connection with this Agreement is, as of the date such document is delivered, true and correct in all respects.

56 ARTICLE V COVENANTS OF THE BORROWER SECTION 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will, unless the Required Lenders shall otherwise consent in writing: (a) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each Significant Subsidiary to preserve and maintain, its corporate existence except as permitted under Section 5.02(b); provided, however, that the Borrower or any Significant Subsidiary shall not be required to preserve the corporate existence of any Significant Subsidiary if the Board of Directors of the Borrower shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Significant Subsidiary, as the case may be, and that the liquidation thereof is not disadvantageous in any material respect to the Lenders. (b) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders, where any failure to comply would have a Material Adverse Effect, such compliance to include, without limitation, paying before the same become delinquent all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith; and maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions. (c) Maintenance of Properties, Etc. Maintain and preserve, and cause each Significant Subsidiary to maintain and preserve, all of its properties which are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so would not be reasonably likely to have a Material Adverse Effect. (d) Maintenance of Insurance. Maintain, and cause each Significant Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations (including affiliated companies) for such amounts, covering such risks and with such deductibles as is usually carried by companies of comparable size engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates, or maintain a sound self-insurance program for such risks as may be prudently self-insured. (e) Reporting Requirements. Furnish to the Administrative Agent (and the Administrative Agent shall promptly furnish copies thereof to the Lenders via Debt Domain or other similar password-protected restricted internet site): (i) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and related consolidated statements of income and cash

57 flow for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, prepared in accordance with generally accepted accounting principles applicable to interim statements and certified by the treasurer, chief financial officer or corporate controller of the Borrower, provided that financial statements required to be delivered pursuant to this clause (i) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date on which such documents are posted on the Borrower’s behalf on an internet or intranet website, if any, to which each Lender and the Administrative Agent have access and the Lenders and the Administrative Agent may rely on such documents to the same extent as if such documents had been delivered to each of them directly; (ii) as soon as available and in any event within 105 days after the end of each fiscal year of the Borrower, a copy of the annual report for such year for the Borrower and its Consolidated Subsidiaries, containing consolidated financial statements for such year certified without exception as to scope by PricewaterhouseCoopers LLP or other independent registered public accounting firm reasonably acceptable to the Required Lenders, provided that if different components of such consolidated financial statements are separately audited by different independent public accounting firms, then the audit report of any such accounting firm may contain a qualification or exception as to scope of such audit insofar as it is limited to the specified component of such consolidated financial statements, provided, further, that financial statements required to be delivered pursuant to this clause (ii) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date on which such documents are posted on the Borrower’s behalf on an internet or intranet website, if any, to which each Lender and the Administrative Agent have access and the Lenders and the Administrative Agent may rely on such documents to the same extent as if such documents had been delivered to each of them directly; (iii) concurrently with the financial statements delivered pursuant to clause (ii) above, a certificate of the treasurer, chief financial officer or corporate controller of the Borrower, and concurrently with the financial statements delivered pursuant to clause (i) above, a certificate of the treasurer or corporate controller of the Borrower, stating in each case that a review of the activities of the Borrower and its Consolidated Subsidiaries during the preceding quarter or fiscal year, as the case may be, has been made under his or her supervision to determine whether the Borrower has fulfilled all of its respective obligations under this Agreement and the Notes, and also stating that, to the best of his or her knowledge, (x) no Default has occurred, or (y) if any Default exists, specifying such Default, the nature and status thereof, and the action the Borrower is taking or proposes to take with respect thereto; (iv) as soon as possible and in any event within five days after the occurrence of each Default continuing on the date of such statement, a statement of the chief financial officer of the Borrower setting forth details of such Default

58 and the action which the Borrower has taken and proposes to take with respect thereto; (v) promptly after the filing or receiving thereof (or after the Borrower obtains knowledge of the filing or receiving thereof by an ERISA Affiliate), each notice that the Borrower or any ERISA Affiliate receives from the PBGC regarding the Insufficiency of any Single Employer Plan in connection with a distress termination of such Plan under Title IV of ERISA and, following any request therefore by the Administrative Agent or any Lender, copies of each Form 5500 annual return/report (including Schedule SB thereto) filed with respect to each Plan under ERISA with the Department of Labor; (vi) promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti- money-laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation (if applicable); and (vii) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request. SECTION 5.02. Negative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will not, without the written consent of the Required Lenders: (a) Liens, Etc. Create or suffer to exist, or permit any of its Principal Domestic Subsidiaries to create or suffer to exist, any Lien on any Restricted Property, whether now owned or hereafter acquired, without making effective provision (and the Borrower covenants and agrees that it will make or cause to be made effective provision) whereby the Advances shall be directly secured by such Lien equally and ratably with (or prior to) all other indebtedness secured by such Lien as long as such other indebtedness shall be so secured; provided, however, that there shall be excluded from the foregoing restrictions: (i) Liens securing Debt not exceeding $100,000,000 which are existing on the date hereof on Restricted Property; and, if any property now owned or leased by Borrower or by a present Principal Domestic Subsidiary at any time hereafter becomes a Principal Domestic Manufacturing Property, any Liens existing on the date hereof on such property securing the Debt now secured or evidenced thereby; (ii) Liens on Restricted Property of a Principal Domestic Subsidiary as security for Debt of such Subsidiary to the Borrower or to another Principal Domestic Subsidiary; (iii) in the case of any corporation which becomes a Principal Domestic Subsidiary after the date of this Agreement, Liens on Restricted Property of such Principal Domestic Subsidiary which are in existence at the time it becomes a

59 Principal Domestic Subsidiary and which were not incurred in contemplation of its becoming a Principal Domestic Subsidiary; (iv) any Lien existing prior to the time of acquisition of any Principal Domestic Manufacturing Property acquired by the Borrower or a Principal Domestic Subsidiary after the date of this Agreement through purchase, merger, consolidation or otherwise; (v) any Lien on any Principal Domestic Manufacturing Property (other than a Major Domestic Manufacturing Property) acquired or constructed by the Borrower or a Principal Domestic Subsidiary after the date of this Agreement, which is placed on such Property at the time of or within 180 days after the acquisition thereof or prior to, at the time of or within 180 days after completion of construction thereof to secure all or a portion of the price of such acquisition or construction or funds borrowed to pay all or a portion of the price of such acquisition or construction; (vi) extensions, renewals or replacements of any Lien referred to in clause (i), (iii), (iv) or (v) of this subsection (a) to the extent that the principal amount of the Debt secured or evidenced thereby is not increased, provided that the Lien is not extended to any other Restricted Property unless the aggregate value of Restricted Property encumbered by such Lien is not materially greater than the value (as determined at the time of such extension, renewal or replacement) of the Restricted Property originally encumbered by the Lien being extended, renewed or replaced; (vii) Liens imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s, vendors’ and landlords’ liens, and Liens arising out of judgments or awards against the Borrower or any Principal Domestic Subsidiary which are (x) immaterial or (y) with respect to which the Borrower or such Subsidiary at the time shall currently be prosecuting an appeal or proceedings for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review; (viii) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, and zoning or other restrictions as to the use of any Principal Domestic Manufacturing Property, which exceptions, encumbrances, easements, reservations, rights and restrictions do not, in the opinion of the Borrower, in the aggregate materially detract from the value of such Principal Domestic Manufacturing Property or materially impair its use in the operation of the business of the Borrower and its Principal Domestic Subsidiaries; and (ix) any Lien on Restricted Property not referred to in clauses (i) through (viii) of this subsection (a) if, at the time such Lien is created, incurred, assumed or suffered to be created, incurred or assumed, and after giving

60 effect thereto and to the Debt secured or evidenced thereby, the aggregate amount of all outstanding Debt of the Borrower and its Principal Domestic Subsidiaries secured or evidenced by Liens on Restricted Property which are not referred to in clauses (i) through (viii) of this subsection (a) and which do not equally and ratably secure the Advances shall not exceed 15% of Consolidated Net Tangible Assets. If at any time the Borrower or any Principal Domestic Subsidiary shall create, incur or assume or suffer to be created, incurred or assumed any Lien on Restricted Property by which the Advances are required to be secured pursuant to the requirements of this subsection (a), the Borrower will promptly deliver to each Lender an opinion, in form and substance reasonably satisfactory to the Required Lenders, of the General Counsel of the Borrower (so long as the General Counsel is able to render an opinion as to the relevant local law) or other counsel reasonably satisfactory to the Required Lenders, to the effect that the Advances have been secured in accordance with such requirements. (b) Mergers, Etc. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or permit any of its Significant Subsidiaries to do so, except that (i) any Subsidiary of the Borrower may merge or consolidate with or into, or transfer assets to, any other Subsidiary of the Borrower, (ii) any Subsidiary of the Borrower may merge or consolidate with or into or transfer assets to the Borrower, (iii) the Borrower may merge with or transfer assets to, and any Subsidiary of the Borrower may merge or consolidate with or into or transfer assets to, any other Person, provided that (A) in each case, immediately after giving effect to such proposed transaction, no Default would exist, (B) in the case of any such merger to which the Borrower is a party, the Borrower is the surviving corporation and (C) in the case of any such merger or consolidation of a Borrowing Subsidiary of the Borrower with or into any other Person, the Borrower shall remain the guarantor of such Subsidiary’s obligations hereunder, and (iv) the Borrower may liquidate or dissolve any Subsidiary if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and not materially disadvantageous to the Lenders. (c) Use of Proceeds. Use, or permit any of its Subsidiaries to use, any proceeds of any Advance for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), or to extend credit to others for such purpose, if, following application of the proceeds of such Advance, more than 25% of the value of the assets of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis, or, during any period in which any Advance made to a Borrowing Subsidiary is outstanding, of such Borrowing Subsidiary only or of such Borrowing Subsidiary and its Subsidiaries on a consolidated basis, which are subject to the restrictions of Section 5.02(a) or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender, relating to Debt and within the scope of Section 6.01(d) (without giving effect to any limitation in principal amount contained therein) will be margin stock (as defined in such Regulation U); or request any Borrowing, or use, or permit its

61 Subsidiaries and its or their respective directors, officers and employees to use, the proceeds of any Borrowing (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) in any manner that would result in the violation of Sanctions, for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. ARTICLE VI EVENTS OF DEFAULT SECTION 6.01. Events of Default. If any of the following events (“Events of Default”) shall occur and be continuing: (a) The Borrower or any Borrowing Subsidiary shall fail to pay when due any principal of any Note or to pay, within five days after the date when due, the interest on any Note, any fees or any other amount payable hereunder or under any Guaranty; or (b) Any representation or warranty made by the Borrower herein or by the Borrower (or any of its officers) in connection with this Agreement or any Guaranty shall prove to have been incorrect in any material respect when made; or (c) The Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in Section 5.01(a) (as to the Borrower), 5.01(e)(iv) or 5.02, or (ii) any other term, covenant or agreement contained in this Agreement (other than those referred to in clauses (a) and (b) of this Section 6.01) on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement referred to in this clause (ii) shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or (d) The Borrower or any of its Significant Subsidiaries shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $150,000,000 in the aggregate (but excluding Debt outstanding hereunder) of the Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

62 (e) The Borrower or any of its Significant Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Significant Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed and unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or any of its Significant Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or (f) Any judgment or order for the payment of money in excess of $150,000,000 (calculated after deducting from the sum so payable each amount thereof which will be paid by any insurer that is not an Affiliate of the Borrower to the extent such insurer has confirmed in writing its obligation to pay such amount with respect to such judgment or order) shall be rendered against the Borrower or any of its Significant Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 (or 60, in the case of any foreign judgment or order) consecutive days during which such judgment or order shall remain unsatisfied and a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or (g) The Borrower shall have incurred or, in the reasonable opinion of the Required Lenders, is reasonably expected to incur, liability having a Material Adverse Effect as a result of one or more of the following events which shall have occurred: (i) any ERISA Event; (ii) the partial or complete withdrawal of the Borrower or any of its ERISA Affiliates from a Multiemployer Plan; or (iii) the insolvency or termination of a Multiemployer Plan; or (h) Any Guaranty or any provision of any Guaranty after delivery thereof pursuant to Section 8.06(b) shall for any reason cease to be valid and binding on the Borrower, or the Borrower shall so state in writing; then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent of the Required Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower;

63 provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower or any of its Subsidiaries which borrows hereunder under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. The Lenders giving any notice hereunder shall give copies thereof to the Administrative Agent, but failure to do so shall not impair the effect of such notice. In the event the Borrower assigns to one or more Subsidiaries the right to borrow under this Agreement (as provided in Section 8.06), each reference in this Article VI to the Borrower shall be a reference to each such Subsidiary as well as to the Borrower. ARTICLE VII THE ADMINISTRATIVE AGENT SECTION 7.01. Appointment and Authority. Each of the Lenders hereby irrevocably appoints Citibank to act on its behalf as the Administrative Agent hereunder and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and, except to the extent expressly set forth in Section 7.07, the Borrower shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. SECTION 7.02. Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. SECTION 7.03. Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

64 (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to this Agreement or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any debtor relief law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any debtor relief law; and (iii) shall not, except as expressly set forth herein, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 8.01 and 6.01), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower or a Lender. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. SECTION 7.04. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Advance that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative

65 Agent shall have received notice to the contrary from such Lender prior to the making of such Advance. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 7.05. Indemnification. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Advances then owed to each of such Lenders (or if no Advances are at the time outstanding or if any Notes are held by Persons that are not Lenders, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent (in its capacity as such) in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent under this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower. SECTION 7.06. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. SECTION 7.07. Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, so long as no Event of Default has occurred and is continuing, subject to the consent of the Borrower, which approval shall not be unreasonably withheld or delayed, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent meeting the

66 qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (v) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, so long as no Event of Default has occurred and is continuing, subject to the consent of the Borrower, which approval shall not be unreasonably withheld or delayed, appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders with, if applicable, the consent of the Borrower, appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent, and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder, the provisions of this Article and Section 8.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. (d) Any resignation pursuant to this Section by a Person acting as Administrative Agent shall, unless such Person shall notify the Borrower and the Lenders otherwise, also act to relieve such Person and its Affiliates of any obligation to advance Swing Line Advances where such advance is to occur on or after the effective date of such resignation. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swing Line Lender, (ii) the retiring Swing Line Lender shall be discharged from all of its duties and obligations hereunder, (iii) the successor Swing Line Lender shall enter into an Assignment and Assumption and acquire from the retiring Swing Line Lender each outstanding Swing Line Advance of such retiring Swing Line Lender for a purchase price equal to par plus accrued interest. SECTION 7.08. Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the

67 Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any related agreement or any document furnished hereunder. SECTION 7.09. No Other Duties, etc. Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers, syndication agents or documentation agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder. SECTION 7.10. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any Borrowing Subsidiary, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect

68 to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any Borrowing Subsidiary, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement or any documents related hereto). As used in this Section: “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. SECTION 7.11. Erroneous Payments. (a) If the Administrative Agent (x) notifies a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient (and each of its successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 7.11 and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such

69 later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of (A) the Federal Funds Rate in the case of Advances denominated in Dollars or the cost of funds incurred by the Administrative Agent in respect of such amount in the case of Advances denominated in Euro and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each, or any Person who has received funds on behalf of a Lender (and each of its successors and assigns), hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) It acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender shall (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 7.11(b). For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 7.11(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 7.11(a) or on whether or not an Erroneous Payment has been made.

70 (c) Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such under this Agreement, or otherwise payable or distributable by the Administrative Agent to such Lender under this Agreement with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a). (d) (i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Advances (but not its Commitments ) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Advances (but not Commitments), the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an approved electronic platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Advances to the Borrower or the Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Advances subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. (ii) Subject to Section 8.06 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Advances acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Advance (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable

71 Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Advances acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Advances are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time. (e) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender) under this Agreement with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Borrower’s obligations under this Agreement in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such obligations in respect of Advances that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by the Borrower or any Borrowing Subsidiary; provided that this Section 7.11 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the obligations of the Borrower relative to the amount (and/or timing for payment) of the obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 7.11 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all obligations (or any portion thereof) of the Borrower and the Borrowing Subsidiaries under this Agreement. ARTICLE VIII MISCELLANEOUS SECTION 8.01. Amendments, Etc. Except as otherwise expressly set forth in Section 2.19, no amendment or waiver of any provision of this Agreement or the Notes, nor

72 consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by the Borrower and each of the Lenders adversely affected thereby, do any of the following: (a) waive any of the conditions specified in Section 3.01 or 3.02 (if and to the extent that the Borrowing for which such condition or conditions are waived would result in an increase in the aggregate amount of Advances over the aggregate amount of Advances outstanding immediately prior to such Borrowing), (b) except as otherwise expressly set forth in Sections 2.14 and 2.15, extend or increase the Commitment of such Lender or subject such Lender to any additional obligations, (c) reduce the principal of, or rate of interest on, the Advances or any fees or other amounts payable hereunder to such Lender, (d) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder to such Lender; provided that only the consent of the Required Lenders shall be necessary to amend Section 2.06(d) or to waive any obligation of the Borrower to pay any increased interest pursuant to Section 2.06(d), (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number of Lenders, which shall be required for the Lenders or any of them to take any action hereunder, (f) release the Borrower from its Guaranty or (g) amend Section 8.06(b)(ii) or this Section 8.01; provided further that (x) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any Note, (y) no amendment, waiver or consent shall, unless in writing and signed by the applicable Swing Line Lender in addition to the Lenders required above to take such action, affect the rights or duties of such Swing Line Lender under this Agreement, and (z) this Agreement may be amended to adjust the borrowing mechanics related to Swing Line Advances with only the written consent of the Borrower, the Administrative Agent and the Swing Line Lenders if the obligations of the Lenders are not adversely affected thereby. SECTION 8.02. Notices, Etc. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows: (i) if to the Borrower or any Borrowing Subsidiary, to the Borrower at 300 Park Avenue, New York, New York 10022, Attention of Treasurer (Facsimile No. (212) 310-3017; Telephone No. (212) 310- 2000); (ii) if to the Administrative Agent, to Citibank at Building Ops II, One Penns Way, New Castle, Delaware 19720, Attention of Bank Loan Syndications (Facsimile No. (212) 994-0961; Telephone No. (302) 894-6010; (iii) if to a Lender or a Swing Line Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

73 Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. (d) Platform. (i) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar password-protected, restricted electronic transmission system (the “Platform”). (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non- infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the

74 Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person or entity for (i) direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) or (ii) in the absence of gross negligence or willful misconduct, any other damages arising out of the Borrower’s or the Administrative Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material that the Borrower provides to the Administrative Agent pursuant to this Agreement or the transactions contemplated therein which is distributed to the Administrative Agent any Lender by means of electronic communications pursuant to this Section, including through the Platform. SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. SECTION 8.04. Costs, Expenses, Etc. (a) The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of not more than one counsel for the Administrative Agent, with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses of the Administrative Agent and the Lenders, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 8.04(a). (b) The Borrower undertakes and agrees to indemnify and hold harmless the Administrative Agent, Citibank, in its capacity as lead arranger (the “Arranger”), each Lender and each of their Related Parties (each, an “Indemnified Party”) against any and all claims, damages, liabilities and expenses (including but not limited to fees and disbursements of counsel) which may be incurred by or asserted against such Indemnified Party, except where the direct result of such Indemnified Party’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable judgment, in connection with or arising out of any investigation, litigation, or proceeding (whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether or not any Indemnified Party is a party thereto) relating to or arising out of this Agreement, the Notes or any actual or proposed use of proceeds of Advances hereunder, including but not limited to any acquisition or proposed acquisition by the Borrower or any Subsidiary of all or any portion of the stock or substantially all of the assets of any Person.

75 (c) If any payment of principal of any Term Rate Advance is made other than on the last day of the Interest Period for such Term Rate Advance, as a result of a prepayment pursuant to Section 2.09 or acceleration of the maturity of the Advances pursuant to Section 6.01 or for any other reason, the Borrower shall upon demand by any Lender (with a copy of such demand to the Administrative Agent) pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss (excluding in any event loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Advance. For purposes of this clause (c), the assignment by a Lender of any Term Rate Advance other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.18 shall be deemed to be a payment by the Borrower of the principal of such Term Rate Advance. (d) Without prejudice to the survival of any other agreement or obligation of the Borrower hereunder, the agreements and obligations of the Borrower contained in Sections 2.10, 2.12 and 8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes. (e) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against the Administrative Agent, the Arranger, any Lender or any of its Related Parties (each, a “Lender-Related Party”), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Advance or the use of the proceeds thereof. No Lender-Related Party shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the transactions contemplated hereby. SECTION 8.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and any Note held by such Lender, whether or not (in the case of obligations other than principal and interest) such Lender shall have made any demand under this Agreement or such Note and although such obligations (other than principal) may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have. SECTION 8.06. Binding Effect; Assignment by Borrower. (a) This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative

76 Agent and when the Administrative Agent shall have been notified by each Bank that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and (subject to Section 8.07) their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of all of the Lenders. (a) Notwithstanding subsection (a) above, the Borrower shall have the right to assign its rights to borrow hereunder (in whole or in part) to any Subsidiary (a “Borrowing Subsidiary”), provided that (i) such Subsidiary assumes the obligations of the Borrower hereunder relating to the rights so assigned by executing and delivering an assignment and assumption agreement reasonably satisfactory to the Administrative Agent and the Required Lenders, covering notices, places of payment and other mechanical details, (ii) the Borrower guarantees such Subsidiary’s obligations thereunder and under any Notes issued in connection with such assignment and assumption by executing and delivering a Guaranty substantially in the form of Exhibit F hereto (a “Guaranty”), (iii) the Borrower and such Subsidiary furnish (x) the Administrative Agent with such other documents and legal opinions as the Administrative Agent or the Required Lenders may reasonably request relating to the existence of such Subsidiary, its power and authority to request Advances hereunder, and the authority of the Borrower to execute and deliver such Guaranty and the legality, validity, binding effect and enforceability of such assignment, assumption and Guaranty and (y) at least five Business Days in advance of such assignment, each Lender such documentation and other information required by governmental authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, as required under the Patriot Act and, in the case of a Subsidiary Borrower that is a “legal entity customer” within the meaning of the Beneficial Ownership Regulation, delivery of a Beneficial Ownership Certification to each Lender that so requests) and (iv) any such assignment to a Borrowing Subsidiary organized under the laws of a jurisdiction outside of the United States of America shall be made only upon 30 days’ prior notice to the Administrative Agent. No such assignment and assumption shall substitute a Borrowing Subsidiary for the Borrower or relieve the Borrower named herein (i.e., Colgate- Palmolive Company) of its obligations with respect to the covenants, representations, warranties, Events of Default and other terms and conditions of this Agreement, all of which shall continue to apply to the Borrower and its Subsidiaries. If the Borrower shall designate as a Borrowing Subsidiary hereunder any Subsidiary not organized under the laws of the United States or any State thereof, any Lender may, with notice to the Administrative Agent and the Borrower, fulfill its Commitment by causing an Affiliate of such Lender to act as the Lender in respect of such Borrowing Subsidiary. As soon as practicable and in any event within ten Business Days after notice of the assignment to a Borrowing Subsidiary that is organized under the laws of a jurisdiction other than of the United States or a political subdivision thereof, any Lender that may not legally lend to, or whose internal policies, consistently applied, preclude lending to such Borrowing Subsidiary (a “Protesting Lender”) shall so notify the Borrower and the Administrative Agent in writing. With respect to each Protesting Lender, the Borrower shall, effective on or before the date that such Borrowing Subsidiary shall have the right to borrow hereunder, either (i) arrange for one or more banks or other entities to take an assignment of all of such Protesting Lender’s interests, rights and obligations (including such Protesting Lender’s Commitment, the Advances

77 owing to it and any Notes held by it) pursuant to and in compliance with Section 8.07 or (ii) notify the Administrative Agent and such Protesting Lender that the Commitment of such Protesting Lender shall be terminated, provided, however, that in each case such Protesting Lender shall have received one or more payments from either the Borrower or one or more assignees in an aggregate amount equal to the aggregate outstanding principal amount of the Advances owing to such Protesting Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts due and payable to such Protesting Lender under this Agreement. Upon the effective date of the action taken under the immediately preceding sentence, (x) the assignee thereunder shall be a party hereto and, to the extent that interests, rights and obligations hereunder have been assigned to it pursuant to an Assignment and Assumption, have the interests, rights and obligations of a Lender hereunder and (y) the Protesting Lender shall relinquish its interests and rights, be released from its obligations under this Agreement and shall cease to be a party hereto. Each Borrowing Subsidiary hereby agrees that service of process in any action or proceeding brought in any New York State court or in federal court may be made upon the Borrower at its offices specified in Section 8.02, and such Borrowing Subsidiary hereby irrevocably appoints the Borrower to give any notice of any such service of process, and agrees that the failure of the Borrower to give any notice of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. SECTION 8.07. Assignments and Participations. (a) Successors and Assigns Generally. No Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (g) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Advances at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Advances at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

78 (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Advances outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than the Borrowing Minimum and increments of the Borrowing Multiple in excess thereof, unless each of the Administrative Agent and the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Advance or the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default under Section 6.01(a) or (e) has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender or an Affiliate of a Lender; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within fifteen Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of each Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for assignments of any Revolving Credit Commitments. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 to be paid by the assignee Lender or assignor Lender, as applicable; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any

79 Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Advances in accordance with its proportionate share of the Commitments. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.10, 2.12 and 8.04, and continue to have obligations under Section 7.05, in each case with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and

80 addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice, and the Administrative Agent shall make available a copy of the Register to the Borrower from time to time upon reasonable request of the Borrower. (d) No assignee of a Lender shall be entitled to the benefits of Sections 2.10 and 2.12 in relation to circumstances applicable to such assignee immediately following the assignment to it which at such time (if a payment were then due to the assignee on its behalf from the Borrower) would give rise to any greater financial burden on the Borrower under Sections 2.10 and 2.12 than those which it would have been under in the absence of such assignment. (e) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Advances owing to it and including such Lender’s participations in Swing Line Advances); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 7.05 with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso of Section 8.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.10 and 2.12 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant agrees to be subject to the provisions of Section 8.09 as if it were an assignee under paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.05 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. (f) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Sections 2.10 and 2.12 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale

81 of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that is organized under the laws of a jurisdiction outside of the United States shall not be entitled to the benefits of Section 2.12 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.12(f) as though it were a Lender. (g) Participation Register. Each Lender that sells a participation, acting solely for this purpose as a nonfiduciary agent of the Borrower, shall maintain a register for the recordation of the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in its rights and other obligations under this Agreement (the "Participation Register"); provided that no Lender shall have any obligation to disclose all or any portion of the Participation Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. (h) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 8.08. Change of Control. (a) Notwithstanding any other provision of this agreement, the Required Lenders may, upon and after the occurrence of a Change of Control, by notice to the Borrower (with a copy to the Administrative Agent) (i) immediately suspend or terminate the obligations of the Lenders to make Advances hereunder and/or (ii) require the Borrower to repay all or any portion of the Advances on the date or dates specified in the notice which shall not be less than 30 days after the giving of the notice. (b) For purposes of this Section “Change of Control” shall mean the happening of any of the following events: (i) An acquisition, directly or indirectly, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Borrower or (B) the combined voting power of the then outstanding voting securities of the Borrower entitled to vote generally in the election of directors; excluding, however (1) any acquisition by the Borrower, or (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Borrower or any corporation controlled by the Borrower; or (ii) A change in composition of the Board of Directors of the Borrower (the “Board”) such that the individuals who, as of the date hereof, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this

82 Section 8.08, that any individual who becomes a member of the Board subsequent to the date hereof, whose election, or nomination for election by the Borrower’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board. SECTION 8.09. Mitigation of Adverse Circumstances. If circumstances arise which would or would upon the giving of notice result in a payment or an increase in the amount of any payment to be made to a Lender by reason of Section 2.02(c), 2.10 or 2.12, or which would result in a Lender being unable to make Term Rate Advances by reason of Section 2.02(b), then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrower under any of the such Sections, such Lender shall promptly, upon becoming aware of the same, notify the Borrower thereof and, in consultation with the Borrower, take such reasonable steps as may be open to it to mitigate the effects of such circumstances, including the transfer of its Applicable Lending Office to another jurisdiction; provided that such Lender shall be under no obligation to make any such transfer if in the bona fide opinion of such Lender, such transfer would or would likely have an adverse effect upon its business, operations or financial condition. Failure or delay on the part of any Lender to demand compensation pursuant to Section 2.10 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate any Lender pursuant to Section 2.10 for any increased costs, including any penalties or interest thereon, incurred or reductions suffered more than 180 days prior to the date that such Lender notifies the Borrower of the change giving rise to such amounts incurred or reductions, and of such Lender’s intention to claim compensation therefor (except that if such change giving rise to such amounts incurred or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). SECTION 8.10. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York. SECTION 8.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. SECTION 8.12. Jurisdiction, Etc. (a) Each party hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, or any Related Party of the foregoing in any way relating to this Agreement or the transactions relating hereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto

83 irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Notes in any such New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 8.02. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law. SECTION 8.13. Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or any action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement; (g) with the consent of the Borrower; or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Agents or any Lender in connection with the administration of this Agreement and the Commitments For purposes of this Section, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, (i) such information shall be deemed Information to the extent such information includes any forward-looking information or

84 projections or company-specific business or financing strategies and (ii) with respect to any other information, such other information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 8.14. Patriot Act Notification; Beneficial Ownership Regulation. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of Section 326 of the USA Patriot Act (Title III of Pub.L. 107-56 (signed into law October 26, 2001)) and the promulgated regulations thereto (the “Patriot Act”) and the Beneficial Ownership Regulation (if applicable), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Patriot Act and the Beneficial Ownership Regulation (if applicable). The Borrower shall provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or any Lenders in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act and the Beneficial Ownership Regulation (if applicable). SECTION 8.15. No Fiduciary Duties. The Administrative Agent, each Lender and their Affiliates may have economic interests that conflict with those of the Borrower or the Borrowing Subsidiary. The Borrower agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Lenders and their respective Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders or their respective Affiliates and no such duty will be deemed to have arisen in connection with any such transactions or communications. SECTION 8.16. Judgment. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars with such other currency at Citibank’s principal office in London at 11:00 A.M. (London time) on the Business Day preceding that on which final judgment is given. (b) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Euro into Dollars, the parties agree to the fullest extent permitted under applicable law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Euro with Dollars at Citibank’s principal office in London at 11:00 A.M. (London time) on the Business Day preceding that on which final judgment is given. (c) The obligation of the Borrower in respect of any sum due from it in any currency (the “Primary Currency”) to any Lender or the Administrative Agent hereunder shall,

85 notwithstanding any judgment in any other currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency, such Lender or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the applicable Primary Currency with such other currency; if the amount of the applicable Primary Currency so purchased is less than such sum due to such Lender or the Administrative Agent (as the case may be) in the applicable currency, the Borrower and each Borrowing Subsidiary agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent (as the case may be) against such loss, and if the amount of the applicable Primary Currency so purchased exceeds such sum due to any Lender or the Administrative Agent (as the case may be) in the applicable Primary Currency, such Lender or the Administrative Agent (as the case may be) agrees to remit to the Borrower or such Borrowing Subsidiary such excess. SECTION 8.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under this Agreement or any Note, to the extent such liability is unsecured, may be subject to the Write- Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any Note; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

86 Colgate-Palmolive SECTION 8.18. Waiver of Jury Trial. To the extent permitted by applicable law, each of the Borrower, the Borrowing Subsidiaries, the Administrative Agent and the Lenders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, the Notes or any Guaranty or the actions of the Administrative Agent or any Lender in the negotiation, administration, performance or enforcement thereof. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. COLGATE-PALMOLIVE COMPANY By /s/ Stephane Lionnet Name: Stephane Lionnet Title: Vice President and Corporate Treasurer CITIBANK, N.A., as Administrative Agent By /s/ Michael Vondriska Name: Michael Vondriska Title: Vice President

02/1236369 Colgate-Palmolive BANKS: CITIBANK, N.A. By /s/ Michael Vondriska Name: Michael Vondriska Title: Vice President BANK OF AMERICA, N.A. By /s/ John Dorost Name: John Dorost Title: Vice President BNP PARIBAS By /s/David Foster Name: David Foster Title: Director By /s/Claudia Zarate Name: Claudia Zarate Title: Managing Director HSBC BANK USA, NATIONAL ASSOCIATION By /s/ Jason Fuqua Name: Jason Fuqua Title: Vice President JPMORGAN CHASE BANK, N.A. By /s/ James Kyle O’Donnell Name: James Kyle O’Donnell Title: Vice President U.S. BANK NATIONAL ASSOCIATION By /s/ Conan Schleicher Name: Conan Schleicher Title: Senior Vice President

02/1236369 Colgate-Palmolive WELLS FARGO BANK, NATIONAL ASSOCIATION By /s/ Michael J. Stein Name: Michael J. Stein Title: Director BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH By /s/ Cara Younger Name: Cara Younger Title: Managing Director By /s/ Miriam Trautmann Name: Miriam Trautmann Title: Managing Director BARCLAYS BANK PLC By /s/ Ritam Bhalla Name: Ritam Bhalla Title: Director GOLDMAN SACHS BANK USA By /s/ Ananda DeRoche Name: Ananda DeRoche Title: Authorized Signatory MORGAN STANLEY BANK, N.A. By /s/ Michael King Name: Michael King Title: Authorized Signatory AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED By /s/ Cynthia Dioquino Name: Cynthia Dioquino Title: Director

02/1236369 Colgate-Palmolive INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH By /s/Bessie Peng Name: Bessie Peng Title: Executive Director By /s/David Siegel Name: David Siegel Title: Director THE BANK OF NEW YORK MELLON By /s/ John Park Name: John Park Title: Senior Associate THE BANK OF NOVA SCOTIA By /s/Todd Kennedy Name: Todd Kennedy Title: Managing Director

SCHEDULE I COLGATE-PALMOLIVE COMPANY CREDIT AGREEMENT COMMITMENTS Name of Bank Revolving Credit Commitment Swing Line Commitment Citibank, N.A. $420,000,000 €350,000,000 Bank of America, N.A. $280,000,000 BNP Paribas $280,000,000 HSBC Bank USA, National Association $280,000,000 JPMorgan Chase Bank, N.A. $280,000,000 U.S. Bank National Association $280,000,000 Wells Fargo Bank, National Association $280,000,000 Banco Bilbao Vizcaya Argentaria, S.A., New York Branch $150,000,000 Barclays Bank PLC $150,000,000 Goldman Sachs Bank USA $150,000,000 Morgan Stanley Bank, N.A. $150,000,000 Australia and New Zealand Banking Group Limited $75,000,000 Industrial and Commercial Bank of China Limited, New York Branch $75,000,000 The Bank of New York Mellon $75,000,000 The Bank of Nova Scotia $75,000,000 Total: $3,000,000,000 €350,000,000

-1- SCHEDULE 4.01(f) DISCLOSED LITIGATION None.

-1- EXHIBIT A - FORM OF NOTE U.S.$ Dated: , 20__ FOR VALUE RECEIVED, the undersigned, COLGATE-PALMOLIVE COMPANY, a Delaware corporation (the “Borrower”), HEREBY PROMISES TO PAY to (the “Lender”) for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of U.S.$[amount of the Lender’s Commitment in figures] or, if less, the aggregate principal amount of each Advance (as defined in the Credit Agreement referred to below) on the Termination Date (as defined in the Credit Agreement referred to below) owing to the Lender by the Borrower pursuant to the Amended and Restated Five Year Credit Agreement dated as of November 4, 2022 among the Borrower, the Lender and certain other lenders parties thereto and Citibank, N.A., as Administrative Agent for the Lender and such other lenders, (as amended or modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) on the Termination Date. The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement. Both principal and interest in respect of each Advance (i) denominated in Dollars are payable in lawful money of the United States of America and (ii) denominated in Euro are payable in such currency, in each case to Citibank, N.A. as Administrative Agent, at its offices at Building Ops II, One Penns Way, New Castle, Delaware 19720, in immediately available funds. Each Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, the date on which it is due, the interest rate thereon and all prepayments made on account of principal thereof shall be recorded by the Lender on its books, and for each Advance outstanding at the time of any transfer hereof, the same information shall be endorsed on the grid attached hereto which is part of this Promissory Note. This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, (ii) contains provisions for determining the Equivalent in Dollars for Advances denominated in Euro and (iii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

-2- The Borrower hereby waives presentment, demand, protest and notice of any kind under this Promissory Note. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights. This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York. COLGATE-PALMOLIVE COMPANY By Name: Title:

-3- SCHEDULE TO PROMISSORY NOTE DATED __________, 20__ OF COLGATE-PALMOLIVE COMPANY ADVANCES AND PAYMENTS OF PRINCIPAL Date Amount and Currency of Advance Date Principal Due Amount of Principal Paid or Prepaid Rate Unpaid Principal Balance Notation Made By

-1- EXHIBIT B - FORM OF NOTICE OF BORROWING Citibank, N.A., as Administrative Agent for the Lenders parties to the Credit Agreement referred to below Building Ops II, One Penns Way New Castle, Delaware 19720 [Date] Attention: Bank Loan Syndications Ladies and Gentlemen: The undersigned, Colgate-Palmolive Company, refers to the Amended and Restated Five Year Credit Agreement, dated as of November 4, 2022 (as amended or otherwise modified through the date hereof, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders parties thereto and Citibank, N.A., as Administrative Agent for said Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a [Revolving Credit Borrowing] [Swing Line Borrowing] under the Credit Agreement, and in that connection sets forth below the information relating to such [Revolving Credit Borrowing] [Swing Line Borrowing] (the “Proposed Borrowing”) as required by Section 2.02(a) of the Credit Agreement: (i) The Business Day of the Proposed Borrowing is , 20__. (ii) The Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Term Rate Advances] [Swing Line Advances]. (iii) The aggregate amount of the Proposed Borrowing is [$][€] . (iv) [The currency for each Revolving Credit Advance made as part of the Proposed Borrowing is [Dollars] [Euro].1 (v) The Interest Period for each Term Rate Advance made as part of the Proposed Borrowing is month[s].] The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing: 1 Do not include bracketed language if Proposed Borrowing is a Swing Line borrowing.

-2- (A) the representations and warranties contained in Section 4.01 (other than the last sentence of Section 4.01(e) and other than Section 4.01(f)(i)) of the Credit Agreement are correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and (B) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, that constitutes a Default. Very truly yours, COLGATE-PALMOLIVE COMPANY By: Name: Title:

-1- EXHIBIT C - FORM OF ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: ________________________________ ______________________________ [Assignor [is] [is not] a Defaulting Lender] 2. Assignee: ______________________________ ______________________________ [for Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]] 3. Borrower(s): Colgate-Palmolive Company 4. Administrative Agent: Citibank, N.A., as the administrative agent under the Credit Agreement

-2- 5. Credit Agreement: The Amended and Restated Five Year Credit Agreement dated as of November 4, 2022 among Colgate-Palmolive Company, the Lenders parties thereto, Citibank, N.A., as Administrative Agent, and the other agents parties thereto 6. Assigned Interest: Assignor Assignee Facility Assigned2 Aggregate Amount of Commitment/ Advances for all Lenders18 Amount of Commitment/ Advances Assigned8 Percentage Assigned of Commitment / Advances 19 CUSIP Number $ $ % $ $ % $ $ % [7. Trade Date: ______________]20 [Page break] 2 Fill in the types of facility under the Credit Agreement that is being assigned (e.g., “Revolving Credit Commitment” and/or “Swing Line Commitment”). 18 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 19 Set forth, to at least 9 decimals, as a percentage of the Commitment/ Revolving Credit Advances of all Lenders thereunder. 20 To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

-3- Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By:______________________________ Title: ASSIGNEE [NAME OF ASSIGNEE] By:______________________________ Title: [Consented to and]23 Accepted: [NAME OF ADMINISTRATIVE AGENT], as Administrative Agent By: _________________________________ Title: [Consented to:]24 [COLGATE-PALMOLIVE COMPANY] By: ________________________________ Title: 23 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 24 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

-4- ANNEX 1 COLGATE-PALMOLIVE COMPANY AMENDED AND RESTATED FIVE YEAR CREDIT AGREEMENT STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of the Credit Agreement, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under the Credit Agreement. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 8.07(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 8.07(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01(e) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, and (vii) if it is organized under the laws of a jurisdiction outside of the United States, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any

-5- other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT D FORM OF GUARANTY GUARANTY, dated , 20__, made by COLGATE-PALMOLIVE COMPANY, a corporation organized and existing under the laws of Delaware (the “Guarantor”), in favor of Citibank, N.A., as agent (the “Administrative Agent”) for each of the Lenders (the “Lenders”) parties to the Credit Agreement (as defined below). PRELIMINARY STATEMENTS. (1) The Administrative Agent, the Lenders and the Guarantor have entered into a Amended and Restated Five Year Credit Agreement dated as of November 4, 2022 (said Agreement, as it may heretofore have been or hereafter be amended or otherwise modified from time to time, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined). Pursuant to Section 8.06(b) of the Credit Agreement and an Assignment and Assumption Agreement dated , 20__ the Guarantor has assigned to , a corporation organized and existing under the laws of (the “Assignee”), certain rights under the Credit Agreement, so that the Assignee may borrow and receive Advances under the Credit Agreement. The Assignee is a Subsidiary of the Guarantor and engages in business transactions with the Guarantor, and the Guarantor represents that it will derive substantial direct and indirect benefit from all Advances to the Assignee. (2) It is a condition precedent to the making of such assignment to the Assignee that the Guarantor shall have executed and delivered this Guaranty. NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to accept such assignment and to make Advances to the Assignee under the Credit Agreement, the Guarantor hereby agrees as follows: SECTION 1. Guaranty. The Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Assignee now or hereafter existing under the Credit Agreement and under any Notes evidencing Advances to the Assignee (the “Notes”), whether for principal, interest, fees, expenses or otherwise (such obligations being the “Obligations”), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Administrative Agent and the Lenders in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all amounts which constitute part of the Obligations and would be owed by the Assignee to the Lenders under the Credit Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Assignee. SECTION 2. Guaranty Absolute. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lenders with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty,

2 irrespective of whether any action is brought against the Assignee or whether the Assignee is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement or the Notes, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Assignee or any of its subsidiaries or otherwise; (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations; (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Assignee or any of its subsidiaries; (v) any change, restructuring or termination of the corporate structure or existence of the Assignee or any of its subsidiaries or its status as a Subsidiary of the Guarantor; or (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Assignee or a guarantor. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Assignee or otherwise, all as though such payment had not been made. SECTION 3. Waiver. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, this Guaranty or any circumstance referred to in Section 2, and waives any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Assignee or any other person or entity or any collateral. SECTION 4. Subrogation. (a) The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations and all other amounts payable under this Guaranty shall have been paid in full and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Administrative

3 Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Administrative Agent as collateral security for any Obligations thereafter existing. If (i) the Guarantor shall make payment to the Administrative Agent of all or any part of the Obligations, (ii) all the Obligations and all other amounts payable under this Guaranty shall be paid in full and (iii) the Commitments shall have expired or terminated, the Administrative Agent will, at the Guarantor’s request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor. (b) The Guarantor agrees that, to the extent that the Assignee makes a payment or payments to the Administrative Agent or any Lender or the Administrative Agent or any Lender receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise required to be repaid to the Assignee, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred. The Guarantor shall defend and indemnify the Administrative Agent and each Lender from and against any claim or loss under this Section 4(b) (including reasonable attorneys’ fees and expenses) in the defense of any such action or suit. SECTION 5. Payments With Respect to Taxes, Etc. Any and all payments made by the Guarantor hereunder shall be subject to and made in accordance with Section 2.12 of the Credit Agreement as if all such payments were being made by the Borrower. SECTION 6. Representations and Warranties. The Guarantor hereby represents and warrants as follows: (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. (b) The execution, delivery and performance by the Guarantor of this Guaranty are within the Guarantor’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Guarantor’s charter or by-laws or (ii) applicable law or any material contractual restriction binding on or affecting the Guarantor. (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Guarantor of this Guaranty. (d) This Guaranty is the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as the same may

4 be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, or by general principles of equity. (e) The Assignee is a Subsidiary of the Guarantor and is a duly organized, validly existing and in good standing under the laws of . (f) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Guarantor of this Guaranty. (g) The Assignee is a Subsidiary of the Guarantor and is duly organized, validly existing and in good standing under the laws of . (h) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived. (i) The Guarantor has, independently and without reliance upon any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty. SECTION 7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Guarantor and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, (a) limit or release the liability of the Guarantor hereunder, (b) postpone any date fixed for payment hereunder, or (c) change the number of Lenders required to take any action hereunder. SECTION 8. Addresses for Notices. All notices and other communications provided for hereunder shall be given and effective as provided in Section 8.02 of the Credit Agreement. SECTION 9. No Waiver; Remedies. No failure on the part of any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. SECTION 10. Right of Set-off. If the Guarantor shall fail to make any payment promptly when due hereunder after notice by the Administrative Agent or any Lender to the Guarantor that the Assignee has failed to pay any Obligation when due, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Lender agrees

5 to notify the Guarantor, the Administrative Agent and each other Lender promptly after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have. SECTION 11. Continuing Guaranty; Assignments Under Credit Agreement. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Administrative Agent, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, to the provisions of Section 8.07 of the Credit Agreement. SECTION 12. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York. IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written. COLGATE-PALMOLIVE COMPANY By Name Title

6 EXHIBIT E FORM OF ASSUMPTION AGREEMENT Dated:________ Colgate-Palmolive Company 300 Park Avenue New York, New York 10022 Attention: Treasurer Citibank, N.A., as Administrative Agent Building Ops II One Penns Way New Castle, Delaware 19720 Attention: Bank Loan Syndications Ladies and Gentlemen: Reference is made to the Amended and Restated Five Year Credit Agreement dated as of November 4, 2022 among Colgate-Palmolive Company (the “Borrower”), the Lenders parties thereto and Citibank, N.A., as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined), for such Lenders. The undersigned (the “Assuming Lender”) proposes to become an Assuming Lender pursuant to Section [2.14(d)] [2.15(c)] of the Credit Agreement and, in that connection, hereby agrees that it shall become a Lender for purposes of the Credit Agreement on [applicable Increase Date][specify other date] (the “Effective Date”) and that its Commitment shall as of such date be $__________. The undersigned (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assumption Agreement and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iii) it is sophisticated with respect to decisions to become a Lender and it is experienced in entering into transactions this type, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01(e) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assumption Agreement, (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assumption Agreement, and (vi) if it is organized under the laws of a jurisdiction outside of the United States, attached to this Assumption Agreement is any

7 documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the undersigned; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. [Pursuant to Section 2.16 of the Credit Agreement, the Assuming Lender requests that the Borrower deliver to the Administrative Agent (to be promptly delivered to the Assuming Lender) Notes payable to the Assuming Lender, dated as of the Effective Date and substantially in the form of Exhibit A to the Credit Agreement.] The effective date for this Assumption Agreement shall be the Effective Date. Upon delivery of this Assumption Agreement to the Borrower and the Administrative Agent, and satisfaction of all conditions imposed under Section [2.14][2.15] of the Credit Agreement as of the Effective Date, the undersigned shall be a party to the Credit Agreement and have the rights and obligations of a Lender thereunder. As of the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assumed hereby (including, without limitation, all payments of principal, interest and facility fees) to the Assuming Lender. This Assumption Agreement may be executed in counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart by facsimile shall be effective as delivery of a manually executed counterpart of this Assumption Agreement. This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Very truly yours, [NAME OF ASSUMING LENDER] By________________________ Name: Title: Applicable Lending Office (and address for notices): [Address]

8 Above Acknowledged and Agreed to: CITIBANK, N.A., as Administrative Agent By______________________ Name: Title: COLGATE-PALMOLIVE COMPANY By______________________ Name: Title:

Exhibit F-1-1 EXHIBIT F-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of November 4, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Colgate-Palmolive Company, each Lender from time to time party thereto and Citibank, N.A., as Administrative Agent. Pursuant to the provisions of Section 2.12 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Advances(s) (as well as any Note(s) evidencing such Advances (s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a 10 percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W- 8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ]

Exhibit F-2-1 EXHIBIT F-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of November 4, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Colgate-Palmolive Company, each Lender from time to time party thereto and Citibank, N.A., as Administrative Agent. Pursuant to the provisions of Section 2.12 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a 10 percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

Exhibit F-3-1 EXHIBIT F-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of November 4, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Colgate-Palmolive Company, each Lender from time to time party thereto and Citibank, N.A., as Administrative Agent. Pursuant to the provisions of Section 2.12 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a 10 percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W- 8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W- 8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

2 EXHIBIT F-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of November 4, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Colgate-Palmolive Company, each Lender from time to time party thereto and Citibank, N.A., as Administrative Agent. Pursuant to the provisions of Section 2.12 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Advance(s) (as well as any Note(s) evidencing such Advance(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Advance(s) (as well as any Note(s) evidencing such Advance(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a 10 percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]